   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 13, 1996


                                                        REGISTRATION NO. 2-68723
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        /X/

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                        POST-EFFECTIVE AMENDMENT NO. 24                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 25                             /X/

                        (Check appropriate box or boxes)
                            ------------------------


                     PRUDENTIAL SMALL COMPANIES FUND, INC.


              (FORMERLY, PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.)

               (Exact name of registrant as specified in charter)


                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

               (Address of Principal Executive Offices)(Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530



                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102
               (Name and Address of Agent for Service of Process)
                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.
             It is proposed that this filing will become effective
                            (check appropriate box):



                       / / immediately upon filing pursuant to paragraph (b)



                       / / on (date) pursuant to paragraph (b)



                       /X/ 60 days after filing pursuant to paragraph (a)(1)



                       / / on (date) pursuant to paragraph (a)(1)


                       / / 75 days after filing pursuant to paragraph (a)(2)

                       / / on (date) pursuant to paragraph (a)(2) of rule 485.

                          If appropriate, check the following box:


                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.



    Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of its Common Stock, par value $.01 per share. The Registrant filed a notice under such Rule for its fiscal year ended September 30, 1996 on November 27, 1996.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                    LOCATION
-----------------------------------------------  ----------------------------------
PART A
Item     1.  Cover Page........................  Cover Page
Item     2.  Synopsis..........................  Fund Expenses
Item     3.  Condensed Financial Information...  Fund Expenses; Financial
                                                 Highlights; How the Fund
                                                 Calculates Performance
Item     4.  General Description of              Cover Page; Fund Highlights; How
             Registrant........................  the Fund Invests; General
                                                 Information
Item     5.  Management of the Fund............  Financial Highlights; How the Fund
                                                 is Managed
Item    5A.  Management's Discussion of Fund
             Performance.......................  Financial Highlights
Item     6.  Capital Stock and Other             Taxes, Dividends and
             Securities........................  Distributions; General Information
Item     7.  Purchase of Securities Being        Shareholder Guide; How the Fund
             Offered...........................  Values its Shares
Item     8.  Redemption or Repurchase..........  Shareholder Guide; How the Fund
                                                 Values its Shares; General
                                                 Information
Item     9.  Pending Legal Proceedings.........  Not Applicable

PART B
Item    10.  Cover Page........................  Cover Page
Item    11.  Table of Contents.................  Table of Contents
Item    12.  General Information and History...  General Information
Item    13.  Investment Objectives and           Investment Objective and Policies;
             Policies..........................  Investment Restrictions
Item    14.  Management of the Fund............  Directors and Officers; Manager;
                                                 Distributor
Item    15.  Control Persons and Principal
             Holders of Securities.............  Not Applicable
Item    16.  Investment Advisory and Other       Manager; Distributor; Custodian,
             Services..........................  Transfer and Dividend Disbursing
                                                 Agent and Independent Accountants
Item    17.  Brokerage Allocation and Other      Portfolio Transactions and
             Practices.........................  Brokerage
Item    18.  Capital Stock and Other
             Securities........................  Not Applicable
Item    19.  Purchase, Redemption and Pricing    Purchase and Redemption of Fund
             of Securities Being Offered.......  Shares; Shareholder Investment
                                                 Account; Net Asset Value
Item    20.  Tax Status........................  Taxes
Item    21.  Underwriters......................  Distributor
Item    22.  Calculation of Performance Data...  Performance Information
Item    23.  Financial Statements..............  Financial Statements

PART C
        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

           [PRUDENTIAL SMALL COMPANIES FUND, INC.]

--------------------------------------------------------------------------------


PROSPECTUS DATED JANUARY 6, 1997


----------------------------------------------------------------


Prudential Small Companies Fund, Inc. (the Fund) is an open-end, diversified management investment company whose objective is capital growth. The Fund intends to invest principally in a carefully selected portfolio of common stocks--generally small company stocks having prospects of a high return on equity, increasing earnings and increasing dividends (or an expectation of dividends). The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may also buy and sell options on stocks, stock indices and foreign currencies, forward foreign currency exchange contracts and futures contracts on stock indices and foreign currencies and options thereon in accordance with limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 6, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


WHAT IS PRUDENTIAL SMALL COMPANIES FUND, INC.?



    Prudential Small Companies Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


    The Fund's investment objective is capital growth. It seeks to achieve this objective by investing primarily in a carefully selected portfolio of common stocks--generally small company stocks having prospects of a high return on equity, increasing earnings, increasing dividends (or an expectation of dividends), and price-earnings ratios which are not excessive. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.


RISK FACTORS AND SPECIAL CHARACTERISTICS


    In seeking to achieve its investment objective, the Fund has generally invested in common stocks with smaller market capitalizations than those of the stocks included in the Dow Jones Industrial Average or the largest stocks included in the Standard & Poor's 500 Composite Stock Index. As a result, the Fund's portfolio has generally been made up of common stocks issued by smaller, less well known companies selected by the investment adviser on the basis of fundamental investment analysis. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money. See "How the Fund Invests--Investment Objective and Policies" at page 8. The Fund may also engage in various hedging and return enhancement strategies, including derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 13. In addition, the Fund may invest up to 15% of its total assets in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests--Other Investments and Policies-- Foreign Investments" at page 12.


WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .70 of 1% of the Fund's average daily net assets. As of October 31, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $53 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


WHO DISTRIBUTES THE FUND'S SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. PSI is paid a distribution and service fee at the rate of .25 of 1% of the average daily net assets of the Class A shares and 1% of the average daily net assets of each of the Class B and Class C shares. PSI incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is paid for or reimbursed by the Fund.


    See "How the Fund is Managed--Distributor" at page 13.

WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 19 and "Shareholder Guide--Shareholder Services" at page 29.


HOW DO I PURCHASE SHARES?


    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 20.


WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers three classes of shares:

     - Class A Shares:    Sold with an initial sales charge of up to 5% of
                          the offering price.

     - Class B Shares:    Sold without an initial sales charge but are
                          subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class
                          A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.


     - Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.



     - Class Z Shares:    Sold without either an initial or contingent
                          deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.



    See "Shareholder Guide--Alternative Purchase Plan" at page 21.


HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.


HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION
  EXPENSES+                     CLASS A SHARES            CLASS B SHARES                   CLASS C SHARES           CLASS Z SHARES
                                ---------------   ------------------------------   ------------------------------   ---------------
    Maximum Sales Load Imposed
      on Purchases (as a
      percentage of offering
      price)..................        5%                       None                             None                     None
    Maximum Sales Load or
      Deferred Sales Load
      Imposed on Reinvested
      Dividends...............       None                      None                             None                     None
    Deferred Sales Load (as a
      percentage of original
      purchase price or
      redemption proceeds,
      whichever is lower).....       None         5% during the first year,        1% on redemptions made within         None
                                                  decreasing by 1% annually to          one year of purchase
                                                  1% in the fifth and sixth
                                                  years and 0% the seventh year*
    Redemption Fees...........       None                      None                             None                     None
    Exchange Fee..............       None                      None                             None                     None

ANNUAL FUND OPERATING EXPENSES  CLASS A SHARES            CLASS B SHARES                   CLASS C SHARES           CLASS Z SHARES
                                ---------------   ------------------------------   ------------------------------   ---------------
(as a percentage of average
     net assets)
    Management Fees...........       .70%                      .70%                             .70%                     .70%
    12b-1 Fees................       .25++                     1.00                             1.00                     None
    Other Expenses............        .29                      .29                              .29                      .29%
                                ---------------   ------------------------------   ------------------------------   ---------------
    Total Fund Operating
      Expenses................       1.24%                    1.99%                            1.99%                     .99%
                                ---------------   ------------------------------   ------------------------------   ---------------
                                ---------------   ------------------------------   ------------------------------   ---------------



EXAMPLE                                                       1 YEAR   3 YEARS  5 YEARS   10 YEARS
                                                              -------  -------  --------  --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the
  end of each time period:
    Class A.................................................  $ 62     $ 87     $  115    $ 192
    Class B.................................................  $ 70     $ 92     $  117    $ 203
    Class C.................................................  $ 30     $ 62     $  107    $ 232
    Class Z**...............................................  $ 10     $ 32     $   55    $ 121
You would pay the following expenses on the same investment, assuming no redemption:
    Class A.................................................  $ 62     $ 87     $  115    $ 192
    Class B.................................................  $ 20     $ 62     $  107    $ 203
    Class C.................................................  $ 20     $ 62     $  107    $ 232
    Class Z**...............................................  $ 10     $ 32     $   55    $ 121
The above example is based on data for the Fund's fiscal year ended September 30, 1996. THE
EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY
BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses"
includes operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

   ------------------
      *Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
      **Estimate based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended September 30, 1996.
      +Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
     ++Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997. Total operating expenses without such limitation would be 1.29%. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)


   The following financial highlights with respect to the five years ended September 30, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."



                                                                                                                   JANUARY 22,
                                                                                                                    1990 (a)
                                                                      YEAR ENDED SEPTEMBER 30,                       THROUGH
                                                    ------------------------------------------------------------  SEPTEMBER 30,
                                                    1996 (d)   1995 (d)  1994 (d)  1993 (d)   1992 (d)    1991        1990
                                                    --------   --------  --------  --------   --------   -------  -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  14.18   $  12.40  $  13.06  $ 11.25    $ 10.16    $  7.36     $  8.55
                                                    --------   --------  --------  --------   --------   -------  -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................       .04        .05        --      .03        .02        .05         .09
Net realized and unrealized gain (loss) on
 investment transactions..........................      1.75       2.57       .13     3.14       1.47       2.82       (1.20)
                                                    --------   --------  --------  --------   --------   -------  -------------
Total from investment operations..................      1.79       2.62       .13     3.17       1.49       2.87       (1.11)
                                                    --------   --------  --------  --------   --------   -------  -------------
LESS DISTRIBUTIONS
Dividends from net investment income..............        --         --        --        --         --      (.07)       (.08)
Distributions from net realized capital gains on
 investment transactions..........................      (.67)      (.84)     (.79)   (1.36)      (.40)        --          --
                                                    --------   --------  --------  --------   --------   -------  -------------
Total distributions...............................      (.67)      (.84)     (.79)   (1.36)      (.40)      (.07)       (.08)
                                                    --------   --------  --------  --------   --------   -------  -------------
Net asset value, end of period....................  $  15.30   $  14.18  $  12.40  $ 13.06    $ 11.25    $ 10.16     $  7.36
                                                    --------   --------  --------  --------   --------   -------  -------------
                                                    --------   --------  --------  --------   --------   -------  -------------
TOTAL RETURN (c):.................................     13.38%     23.29%     1.13%   30.42%     15.39%     39.39%     (13.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $237,306   $242,231  $103,078  $94,842    $44,845    $25,165     $17,222
Ratios to average net assets:
  Expenses, including distribution fees...........      1.24%      1.33%     1.33%    1.17%      1.33%      1.50%       1.61%(b)
  Expenses, excluding distribution fees...........       .99%      1.08%     1.09%     .97%      1.13%      1.30%       1.42%(b)
  Net investment income (loss)....................       .33%       .30%      .00%     .26%       .19%       .59%       1.54%(b)
Portfolio turnover................................        53%        64%       82%      68%        99%       111%         79%
Average commission rate per share.................  $  .0515         --        --        --         --        --          --

   ------------------
   (a) Commencement of offering of Class A shares.
   (b) Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
   (d) Calculated based upon weighted average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS B SHARES)


   The following financial highlights with respect to the five years ended September 30, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."


                                                      YEAR ENDED SEPTEMBER 30,
                                      --------------------------------------------------------
                                      1996 (b)     1995 (b)     1994 (b)   1993 (b)   1992 (b)
                                      ---------    ---------    --------   --------   --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year..............................   $  13.56     $  11.99     $  12.74   $  11.08   $  10.11
                                      ---------    ---------    --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss).......       (.06)        (.06)        (.09)      (.06)      (.07)
Net realized and unrealized gain
 (loss) on investment
 transactions......................       1.66         2.47          .13       3.08       1.44
                                      ---------    ---------    --------   --------   --------
Total from investment operations...       1.60         2.41          .04       3.02       1.37
                                      ---------    ---------    --------   --------   --------
LESS DISTRIBUTIONS
Dividends from net investment
 income............................          --           --          --         --         --
Distributions from net realized
 capital gains on investment
 transactions......................       (.67)        (.84)        (.79)     (1.36)      (.40)
                                      ---------    ---------    --------   --------   --------
Total distributions................       (.67)        (.84)        (.79)     (1.36)      (.40)
                                      ---------    ---------    --------   --------   --------
Net asset value, end of year.......   $  14.49     $  13.56     $  11.99   $  12.74   $  11.08
                                      ---------    ---------    --------   --------   --------
                                      ---------    ---------    --------   --------   --------
TOTAL RETURN (c):..................      12.56%       22.37%         .34%     29.40%     14.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......   $378,861     $361,873     $425,502   $376,068   $172,018
Ratios to average net assets:
  Expenses, including distribution
    fees...........................       1.99%        2.08%        2.09%      1.97%      2.13%
  Expenses, excluding distribution
    fees...........................        .99%        1.08%        1.09%       .97%      1.13%
  Net investment income (loss).....       (.42)%       (.51)%       (.76)%     (.54)%     (.61)%
Portfolio turnover.................         53%          64%          82%        68%        99%
Average commission rate per
 share.............................   $  .0515            --          --         --         --


                                        1991          1990        1989 (a)        1988          1987
                                      ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year..............................   $    7.34     $    9.11     $    7.47     $    9.58     $    9.09
                                      ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss).......        (.02)          .07           .06           .08(d)         --
Net realized and unrealized gain
 (loss) on investment
 transactions......................        2.82         (1.75)         1.65         (1.34)         2.40
                                      ---------     ---------     ---------     ---------     ---------
Total from investment operations...        2.80         (1.68)         1.71         (1.26)         2.40
                                      ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
Dividends from net investment
 income............................        (.03)         (.09)         (.07)         (.03)           --
Distributions from net realized
 capital gains on investment
 transactions......................          --            --            --          (.82)        (1.91)
                                      ---------     ---------     ---------     ---------     ---------
Total distributions................        (.03)         (.09)         (.07)         (.85)        (1.91)
                                      ---------     ---------     ---------     ---------     ---------
Net asset value, end of year.......   $   10.11     $    7.34     $    9.11     $    7.47     $    9.58
                                      ---------     ---------     ---------     ---------     ---------
                                      ---------     ---------     ---------     ---------     ---------
TOTAL RETURN (c):..................       38.33%       (18.63)%       23.20%       (10.72)%       31.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......    $118,660       $86,440      $160,995      $143,263      $186,655
Ratios to average net assets:
  Expenses, including distribution
    fees...........................        2.30%         2.18%         1.79%         1.66%(d)      1.61%
  Expenses, excluding distribution
    fees...........................        1.30%         1.28%         1.17%         1.05%(d)      1.07%
  Net investment income (loss).....        (.21)%         .91%          .74%         1.07%(d)       .08%
Portfolio turnover.................         111%           79%           79%           76%          113%
Average commission rate per
 share.............................          --            --            --            --            --

   ------------------
   (a)On January 31, 1989, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund. See "Manager" in the Statement of Additional Information.
   (b)Calculated based upon weighted average shares outstanding during the year.
   (c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
   (d)Net of expense reimbursement.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS C SHARES)


   The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."



                                                                    AUGUST 1,
                                                YEAR ENDED          1994 (A)
                                               SEPTEMBER 30,         THROUGH
                                            -------------------   SEPTEMBER 30,
                                            1996 (d)   1995 (d)     1994 (D)
                                            --------   --------   -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period......   $13.56     $11.99       $11.61
                                            --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.......................     (.06)      (.06)        (.01)
Net realized and unrealized gain on
 investment transactions..................     1.66       2.47          .39
                                            --------   --------      ------
Total from investment operations..........     1.60       2.41          .38
                                            --------   --------      ------
LESS DISTRIBUTIONS
Distributions from net realized capital
 gains on investment transactions.........     (.67)      (.84)          --
                                            --------   --------      ------
  Total distributions.....................     (.67)      (.84)          --
                                            --------   --------
Net asset value, end of period............   $14.49     $13.56       $11.99
                                            --------   --------
                                            --------   --------
TOTAL RETURN (C):.........................    12.56%     22.37%        3.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........   $4,323     $1,545       $  269
Ratios to average net assets:
  Expenses, including distribution fees...     1.99%      2.08%        2.22%(b)
  Expenses, excluding distribution fees...      .99%      1.08%        1.22%(b)
  Net investment loss.....................    (.42)%     (.46)%       (.31)%(b)
Portfolio turnover........................       53%        64%          82%
Average commission rate per share.........   $.0515         --           --

   ------------------
   (a) Commencement of offering of Class C shares.
   (b) Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
   (d) Calculated based upon weighted average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS Z SHARES)


 The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."



                                                              MARCH 1,
                                                              1996 (A)
                                                              THROUGH
                                                           SEPTEMBER 30,
                                                              1996 (D)
                                                           --------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period.....................      $13.69
                                                              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................         .05
Net realized and unrealized gain on investment
 transactions............................................        1.58
                                                              -------
Total from investment operations.........................        1.63
                                                              -------
Net asset value, end of period...........................      $15.32
                                                              -------
TOTAL RETURN (C):........................................       11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................      $68,516
Ratios to average net assets:
  Expenses...............................................         .99%(b)
  Net investment income (loss)...........................         .58%(b)
Portfolio turnover.......................................          53%
Average commission rate per share........................      $.0515

   ------------------
   (a) Commencement of offering of Class Z shares.
   (b) Annualized.
   (c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
   (d)Calculated based upon weighted average shares outstanding during the period.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

    THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH. THE FUND WILL ATTEMPT TO ACHIEVE THIS OBJECTIVE BY INVESTING PRINCIPALLY IN A CAREFULLY SELECTED PORTFOLIO OF COMMON STOCKS. INVESTMENT INCOME IS OF INCIDENTAL IMPORTANCE, AND THE FUND MAY INVEST IN SECURITIES WHICH DO NOT PRODUCE ANY INCOME. HOWEVER, THERE MAY BE PERIODS WHEN, IN THE JUDGMENT OF THE FUND'S INVESTMENT ADVISER, MARKET OR GENERAL ECONOMIC CONDITIONS JUSTIFY A TEMPORARY DEFENSIVE POSITION. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

    THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

    The stocks which the Fund's investment adviser generally expects to select for the Fund's portfolio are those which, in the investment adviser's judgment, have prospects of a high return on equity, increasing earnings and increasing dividends (or an expectation of dividends). These criteria are not rigid, and other stocks may be included in the Fund's portfolio if they are expected to help the Fund attain its objective. These criteria can be changed by the Fund's Board of Directors.


    THE FUND MAY ALSO INVEST IN PREFERRED STOCKS AND BONDS, WHICH HAVE EITHER ATTACHED WARRANTS OR A CONVERSION PRIVILEGE INTO COMMON STOCKS, AND IN WARRANTS. IN ADDITION, THE FUND MAY PURCHASE AND SELL PUT AND CALL OPTIONS ON STOCKS, STOCK INDICES AND FOREIGN CURRENCIES, AND MAY PURCHASE AND SELL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS ON FOREIGN CURRENCIES AND STOCK INDICES AND OPTIONS THEREON TO HEDGE ITS PORTFOLIO AND TO ATTEMPT TO ENHANCE RETURN. SEE "HEDGING AND RETURN ENHANCEMENT STRATEGIES" BELOW. THE FUND MAY ALSO INVEST UP TO 15% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE ADDITIONAL RISKS. SUCH INVESTMENT RISKS INCLUDE FUTURE ADVERSE POLITICAL AND ECONOMIC DEVELOPMENTS, POSSIBLE SEIZURE OR NATIONALIZATION OF THE COMPANY IN WHOSE SECURITIES THE FUND HAS INVESTED AND POSSIBLE ESTABLISHMENT OF EXCHANGE CONTROLS OR OTHER LAWS THAT MIGHT ADVERSELY AFFECT THE REPATRIATION OF ASSETS OR THE PAYMENT OF DIVIDENDS. IN ADDITION, A PORTFOLIO OF FOREIGN SECURITIES MAY BE ADVERSELY AFFECTED BY FLUCTUATIONS IN THE RELATIVE RATES OF EXCHANGE BETWEEN THE CURRENCIES OF DIFFERENT NATIONS AND BY EXCHANGE CONTROL REGULATIONS. SEE "OTHER INVESTMENTS AND POLICIES -- FOREIGN INVESTMENTS" BELOW.


    IN SEEKING TO ACHIEVE ITS INVESTMENT OBJECTIVE, THE FUND HAS GENERALLY INVESTED IN COMMON STOCKS WITH SMALLER MARKET CAPITALIZATIONS THAN THOSE OF THE STOCKS INCLUDED IN THE DOW JONES INDUSTRIAL AVERAGE OR THE LARGEST STOCKS INCLUDED IN THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX. As a result, the Fund's portfolio has generally been made up of common stocks issued by smaller, less well known companies (with market capitalizations typically less than $1 billion or a corresponding market capitalization in foreign markets) selected by the investment adviser on the basis of fundamental investment analysis. The Fund may, however, invest in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

    THE FUND MAY ALSO INVEST WITHOUT LIMIT IN HIGH QUALITY MONEY MARKET INSTRUMENTS (A) WHEN CONDITIONS DICTATE A TEMPORARY DEFENSIVE STRATEGY, (B) UNTIL THE PROCEEDS FROM THE SALE OF THE FUND'S SHARES HAVE BEEN INVESTED OR (C) DURING TEMPORARY PERIODS OF PORTFOLIO RESTRUCTURING. Such instruments may include commercial paper of domestic corporations, certificates of deposit, repurchase agreements, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies.

HEDGING AND RETURN ENHANCEMENT STRATEGIES


    THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. These strategies include the use of derivatives, such as options, futures contracts and options thereon. The Manager will use such techniques as market conditions warrant. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information. The Fund, and thus the investor, may lose money if the Fund is unsuccessful in its use of these strategies. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


  OPTIONS TRANSACTIONS


  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON EQUITY SECURITIES AND STOCK INDICES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO. THESE OPTIONS WILL BE ON EQUITY SECURITIES AND STOCK INDICES (E.G., S&P 500). THE FUND MAY WRITE PUT AND CALL OPTIONS TO GENERATE ADDITIONAL INCOME THROUGH THE RECEIPT OF PREMIUMS, PURCHASE PUT OPTIONS IN AN EFFORT TO PROTECT THE VALUE OF SECURITIES THAT IT OWNS AGAINST A DECLINE IN MARKET VALUE AND PURCHASE CALL OPTIONS IN AN EFFORT TO PROTECT AGAINST AN INCREASE IN THE PRICE OF SECURITIES (OR CURRENCIES) IT INTENDS TO PURCHASE. THE FUND MAY ALSO PURCHASE PUT AND CALL OPTIONS TO OFFSET PREVIOUSLY WRITTEN PUT AND CALL OPTIONS OF THE SAME SERIES.


    A CALL OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE "EXERCISE PRICE" OR "STRIKE PRICE"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    A PUT OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.


    THE FUND WILL WRITE ONLY "COVERED" OPTIONS AND OPTIONS FOR WHICH THE FUND MAINTAINS IN A SEGREGATED ACCOUNT CASH OR LIQUID SECURITIES WITH A VALUE EQUIVALENT AT ALL TIMES TO ITS OBLIGATIONS UNDER THE OPTION. An option is covered if the Fund, so long as it is obligated under the option, owns an offsetting position in the underlying security or has an absolute and immediate right to acquire the underlying security without additional consideration. When the Fund writes a "covered" option, its losses are limited to the current value of the offsetting position of the underlying security. When the Fund otherwise writes an option, its losses are potentially unlimited. See "Investment Objective and Policies--Limitation on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures" in the Statement of Additional Information.

    PURCHASES AND SALES OF OTC OPTIONS SUBJECT THE FUND TO RISKS NOT PRESENT WITH RESPECT TO EXCHANGE TRADED OPTIONS. Unlike exchange traded options, OTC options are contracts between the Fund and its counterparty without the interposition of any clearing organization. As a result, the Fund is subject to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. Consequently, the value of an OTC option of the Fund is dependent on the financial viability of the OTC counterparty. See "Investment Objective and Policies--Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures--Additional Risks of Purchasing OTC Options" in the Statement of Additional Information.



  OPTIONS ON FOREIGN CURRENCIES



  The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take on or make delivery of a specified amount of foreign currency, rather than stock.



    The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the
foreign currency value remains the same. See "Risks of [            ]" below. To
hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.



    If, on the other hand, the investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.



  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS



  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements and commissions are charged for such trades.



    When the Fund invests in foreign securities, the Fund may enter into forward contracts in several circumstances to protect the value of its portfolio. The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in forward contracts. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into such currency.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency. Requirements under the Internal Revenue Code for qualification as a regulated investment company may limit the Fund's ability to engage in transactions in forward contracts. See "Investment Objective and Policies-- Risks Related to Forward Foreign Currency Exchange Contracts" and "Taxes" in the Statement of Additional Information.



  OPTIONS ON FOREIGN CURRENCIES



  The Fund may purchase and write put and call options on foreign currencies traded on securities and exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.



    The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. See "Special Considerations and Risks" below. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.



    If, on the other hand, the investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.



  FUTURES CONTRACTS AND OPTIONS THEREON



  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. These futures contracts and related options will be on stock indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

    The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (I.E., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.



    Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or liquid securities in an amount at least equal to the Fund's obligations with respect to such futures contracts.



    THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indices or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.



    THE FUND'S ABILITY TO ENTER INTO FUTURES CONTRACTS AND OPTIONS THERON IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. SEE "TAXES" AND "INVESTMENT OBJECTIVE AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.


  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES


  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.



    Additionally, the Fund's successful use of forward foreign currency exchange contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the investment adviser's ability to predict the direction of the market and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transactional costs associated with the use of these investment practices.



    These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if the Fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. There can be no assurance that the Fund will be able to successfully hedge its portfolio or that foreign exchange rates will be sufficiently predictable to enable the investment advisor to employ hedging (including cross-hedging) techniques.



    The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options.


OTHER INVESTMENTS AND POLICIES

  FOREIGN INVESTMENTS

  The Fund may invest up to 15% of its total assets in securities of foreign issuers (including securities of issuers domiciled outside of the U.S. which trade on a national securities exchange, obligations of foreign branches of domestic banks and American Depositary Receipts).

    Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States. In addition, a portfolio of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

    The financial condition and results of operations of many domestic issuers in which the Fund is permitted to invest may be affected by some of the foregoing factors to the extent that their sales are made and/or their operations are conducted outside the U.S.

  REPURCHASE AGREEMENTS


  The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, LLC. pursuant to an order of the Securities and Exchange Commission (SEC).

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


  BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, emergency or extraordinary purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

  SHORT SALES AGAINST-THE-BOX


  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year. Legislation proposed by the Clinton Administration could prevent or substantially limit the use of short sales against-the-box to defer realization of gain or loss for Federal income tax purposes. It is uncertain whether, when and in what form this proposal or similar legislation will be enacted into law.


  ILLIQUID SECURITIES


  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper, that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


INVESTMENT RESTRICTIONS

    The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


    For the fiscal year ended September 30, 1996, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B, Class C and Class Z shares were 1.24%, 1.99%, 1.99%, and .99% (annualized), respectively. See "Financial Highlights."


MANAGER


    PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .70 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PMF is organized as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended September 30, 1996, the Fund paid management fees to PMF of .70% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.



    As of October 31, 1996, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $53 billion.


    UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

    UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

    The current portfolio manager of the Fund is Roger E. Ford, a Managing Director of PIC. Mr. Ford has responsibility for the day-to-day management of the Fund's portfolio. Mr. Ford has managed the Fund's portfolio since July 1995 and manages a number of other portfolios advised by PIC. Mr. Ford has been employed by PIC as a portfolio manager since 1972.

    PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR


    PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.



    UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES INCURS THE EXPENSE OF DISTRIBUTING THE FUND'S CLASS A,

CLASS B AND CLASS C SHARES. PRUDENTIAL SECURITIES ALSO INCURS THE EXPENSE OF DISTRIBUTING THE FUND'S CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT, NONE OF WHICH IS PAID FOR OR REIMBURSED BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with PSI, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.



    Under the Plans, the Fund is obligated to pay distribution and/or service fees to PSI as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If PSI's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If PSI's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.



    UNDER THE CLASS A PLAN, THE FUND MAY PAY PSI FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/ or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PSI has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997.


    UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."


    For the fiscal year ended September 30, 1996, the Fund paid distribution expenses of .25%, 1% and 1% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



    Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


    Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any plan if it is terminated or not continued.


    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including PSI) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of $5,000,000 in settling the NASD action.


    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these changes. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P. O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P. O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

    Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

    The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends (if any), which will differ by approximately the amount of the distribution or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

    THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS


    Any dividends out of net investment income, together with distributions of net short-term capital gains (I.E., the excess of net short-term capital gains over net capital losses), will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.



    Dividends paid by the Fund are eligible for the 70% dividends-received deduction for corporate shareholders, to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Capital gain distributions are not eligible for the 70% dividends-received deduction. Under legislation proposed by the Clinton Administration, the dividends-received deduction allowed in respect of eligible dividends paid by the Fund would be reduced from 70% to 50%. It is uncertain whether, when and in what form this proposal or similar legislation will be enacted into law.



    Any gain or loss realized upon a sale or redemption (including any exchange of Fund shares for property other than fund shares of another class) of Fund shares by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Any such loss on shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder with respect to those shares.



    The Fund has obtained opinions of counsel to the effect that (i) the conversion of Class B shares into Class A shares or (ii) the exchange of any class of the Fund's shares for any other class of its shares does not constitute a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.



    Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.


WITHHOLDING TAXES


    Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax laws. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS


    THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, SEMI-ANNUALLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges. This generally will result in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


    DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

    WHEN THE FUND GOES "EX-DIVIDEND," THE NAV OF EACH CLASS IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ALLOCABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE, THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DIVIDEND OR DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    THE FUND WAS INCORPORATED IN MARYLAND ON JULY 28, 1980. THE FUND IS AUTHORIZED TO ISSUE 750 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK. CLASS A, CLASS B AND CLASS Z SHARES EACH CONSISTS OF 200 MILLION AUTHORIZED SHARES; CLASS C SHARES CONSIST OF 150 MILLION AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class (except Class Z) is subject to different sales charges and distribution or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.



    The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution or service fee). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares and Class Z shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class Z shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors.


    THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


    YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares (this minimum for Class C shares may be waived from time to time). The minimum subsequent investment is $100 for all classes, except for Class Z shares, which are not subject to any minimum investment requirement. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



    THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR (II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). CLASS Z SHARES ARE OFFERED TO A LIMITED GROUP OF INVESTORS AT NET ASSET VALUE WITHOUT ANY SALES CHARGE. SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES." PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT CLASS Z SHARES.


    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

    The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


    Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


    Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired, and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Small Companies Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares).


    If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.


    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Small Companies Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


    THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                ANNUAL 12B-1 FEES
                                                (AS A % OF AVERAGE
                   SALES CHARGE                 DAILY NET ASSETS)               OTHER INFORMATION
          ------------------------------  ------------------------------  ------------------------------
CLASS A   Maximum initial sales charge    .30 of 1% (currently being      Initial sales charge waived or
          of 5% of the public offering    charged at a rate of .25 of     reduced for certain purchases
          price                           1%)

CLASS B   Maximum contingent deferred                   1%                Shares convert to Class A
          sales charge or CDSC of 5% of                                   shares approximately seven
          the lesser of the amount                                        years after purchase
          invested or the redemption
          proceeds; declines to zero
          after six years

CLASS C   Maximum CDSC of 1% of the                     1%                Shares do not convert to
          lesser of the amount invested                                   another class
          or the redemption proceeds on
          redemptions made within one
          year of purchase

CLASS Z   None                                         None               Sold to a limited group of
                                                                          investors



    The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (except Class Z) is subject to different sales charges and distribution or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.



    Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C and Class Z shares.


    IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.



    ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES, UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" AND "CLASS Z SHARES" BELOW.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $25,000                  5.00%              5.26%               4.75%
$25,000 to $49,999                 4.50               4.71                4.25
$50,000 to $99,999                 4.00               4.17                3.75
$100,000 to $249,999               3.25               3.36                3.00
$250,000 to $499,999               2.50               2.56                2.40
$500,000 to $999,999               2.00               2.04                1.90
$1,000,000 and above             None               None                None


    Prudential Securities may reallow the entire sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.



    In connection with the sale of Class A shares at NAV (without an initial sales charge), the Manager, PSI or one of their affiliates may pay dealers, financial advisors and other persons who distribute shares a finder's fee based on a percentage of the net asset value of shares sold by such persons.


    REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


    BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.



    PRUARRAY AND SMARTPATH PLANS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in the Prudential's PruArray or SmartPath Programs (a benefit plan record keeping service) (hereafter referred to as a PruArray or SmartPath Plan), provided (i) that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Programs (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.



    SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan, PruArray Plan or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) current and former directors/trustees and current officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of a Benefit Plan, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



    You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."


    Prudential Securities will pay sales commissions of up to 4% and 1% of the purchase price of Class B shares and Class C shares, respectively, to dealers, financial advisers and other persons who sell Class B and Class C shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B and Class C shares without an initial sales charge being deducted at the time of purchase. Prudential Securities anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor" above.



  CLASS Z SHARES



  Class Z shares of the Fund are available for purchase by (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Section 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities (or one of its affiliates) that includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option; and (iv) Benefit Plans for which Prudential Retirement Services serves as record keeper and as of September 20, 1996, (a) were Class Z shareholders or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.



    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

    YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

    IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

    PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                         CONTINGENT DEFERRED
                                                                                SALES
                                                                        CHARGE AS A PERCENTAGE
                                                                            OF THE DOLLARS
YEAR SINCE PURCHASE                                                          INVESTED OR
PAYMENT MADE                                                             REDEMPTION PROCEEDS
----------------------------------------------------------------------  ----------------------
First.................................................................           5.0%
Second................................................................           4.0%
Third.................................................................           3.0%
Fourth................................................................           2.0%
Fifth.................................................................           1.0%
Sixth.................................................................           1.0%
Seventh...............................................................           None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code for a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

    In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

    A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


    AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature-- Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


    IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


    IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

    IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


    SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (neither of which are subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares (which are not subject to a CDSC) and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.



    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's

401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.



    The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



    The Exchange Privilege is not a right and may be modified, suspended or terminated upon 60 day's notice to shareholders.


SHAREHOLDER SERVICES

    In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

    - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."


    - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data are available upon request from the Fund.


    - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

       TAXABLE BOND FUNDS

 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust
   Short-Intermediate Term Series
 Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
   Income Portfolio
 The BlackRock Government Income Trust


       TAX-EXEMPT BOND FUNDS
 Prudential California Municipal Fund
   California Series
   California Income Series
 Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate Series
 Prudential Municipal Series Fund
   Florida Series
   Hawaii Income Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
 Prudential National Municipals Fund, Inc.

       GLOBAL FUNDS

 Prudential Europe Growth Fund, Inc.
 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
 Prudential Intermediate Global Income Fund, Inc.
 Prudential Natural Resources Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Prudential World Fund, Inc.
   Global Series
   International Stock Series
 The Global Government Plus Fund, Inc.
 The Global Total Return Fund, Inc.
 Global Utility Fund, Inc.


       EQUITY FUNDS

 Prudential Allocation Fund
   Balanced Portfolio
   Strategy Portfolio
 Prudential Distressed Securities Fund, Inc.
 Prudential Dryden Fund
   Prudential Active Balanced Fund
   Prudential Stock Index Fund
 Prudential Emerging Growth Fund, Inc.
 Prudential Equity Fund, Inc.
 Prudential Equity Income Fund
 Prudential Jennison Fund, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
 Prudential Multi-Sector Fund, Inc.
 Prudential Small Companies Fund, Inc.
 Prudential Utility Fund, Inc.
 Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund


       MONEY MARKET FUNDS

 -TAXABLE MONEY MARKET FUNDS
 Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
 Prudential Special Money Market Fund, Inc.
   Money Market Series
 Prudential MoneyMart Assets, Inc.
 -TAX-FREE MONEY MARKET FUNDS
 Prudential Tax-Free Money Fund, Inc.
 Prudential California Municipal Fund
   California Money Market Series
 Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
 -COMMAND FUNDS
 Command Money Fund
 Command Government Fund
 Command Tax-Free Fund
 -INSTITUTIONAL MONEY MARKET FUNDS
 Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         9
  Investment Objective and Policies.............         9
  Hedging and Return Enhancement Strategies.....        10
  Other Investments and Policies................        14
  Investment Restrictions.......................        15
HOW THE FUND IS MANAGED.........................        16
  Manager.......................................        16
  Distributor...................................        16
  Portfolio Transactions........................        18
  Custodian and Transfer and Dividend Disbursing
    Agent.......................................        18
HOW THE FUND VALUES ITS SHARES..................        19
HOW THE FUND CALCULATES PERFORMANCE.............        19
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        20
GENERAL INFORMATION.............................        21
  Description of Common Stock...................        21
  Additional Information........................        22
SHAREHOLDER GUIDE...............................        22
  How to Buy Shares of the Fund.................        22
  Alternative Purchase Plan.....................        23
  How to Sell Your Shares.......................        27
  Conversion Feature--Class B Shares............        30
  How to Exchange Your Shares...................        30
  Shareholder Services..........................        32
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1


-------------------------------------------
MF109A                                                                    44401I


                                       Class A:    743968 10 9
                                       Class B:    743968 20 8
                        CUSIP Nos.:    Class C:    743968 30 7
                                       Class Z:    743968 40 6



 [PRUDENTIAL SMALL COMPANIES FUND, INC.]

                     PRUDENTIAL SMALL COMPANIES FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 6, 1997



    Prudential Small Companies Fund, Inc. (the Fund), is an open-end diversified management investment company whose objective is capital growth. The Fund intends to invest principally in a carefully selected portfolio of common stocks, generally stocks having prospects of a high return on equity, increasing earnings, increasing dividends (or an expectation of dividends), and price earnings ratios which are not excessive. The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may also buy and sell stock index futures and may buy and sell options on stock indices pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."



    The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated January 6, 1997. A copy of the Prospectus may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                         PAGE     PROSPECTUS
                                                         ----   ---------------
General Information...................................   B-2             18
Investment Objective and Policies.....................   B-2              8
Investment Restrictions...............................   B-9             12
Directors and Officers................................   B-10            12
Manager...............................................   B-13            13
Distributor...........................................   B-15            13
Portfolio Transactions and Brokerage..................   B-17            15
Purchase and Redemption of Fund Shares................   B-19            19
Shareholder Investment Account........................   B-22            27
Net Asset Value.......................................   B-25            15
Performance Information...............................   B-26            16
Taxes.................................................   B-28            16
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants..............................   B-29            15
Financial Statements..................................   B-30            --
Report of Independent Accountants.....................   B-39            --
Appendix A -- General Investment Information..........   A-1             --
Appendix B -- Historical Performance Data.............   B-1             --


--------------------------------------------------------------------------------

MF109B                                                                   444081A

                              GENERAL INFORMATION


    At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Growth Opportunity Fund, Inc. to Prudential Growth Opportunity Fund, Inc. At a meeting of the Fund's Board of Directors held on May 9, 1996, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential Growth Opportunity Fund, Inc., to Prudential Small Companies Fund, Inc.


                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is capital growth. It attempts to achieve such objective by investing principally in a carefully selected portfolio of common stocks. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.


    The investment adviser believes that, in seeking to attain capital appreciation, it is important to attempt to minimize losses. Accordingly, the investment adviser will attempt to anticipate periods when stock prices generally decline. When, in the investment adviser's judgment, such a period is imminent, the Fund will take defensive measures, such as investing all or part of the Fund's assets in money market instruments during this period. The Fund may also engage in various derivatives transactions, such as the purchase and sale of options on stocks, stock indices and foreign currencies, forward foreign currency exchange contracts and futures contracts on stock indices and foreign currencies and options thereon to hedge its portfolio and to attempt to enhance return.


    The  Fund may invest without limit  in high quality money market instruments
(a) when conditions dictate a temporary defensive strategy, (b) until the proceeds from the sale of the Fund's shares have been invested or (c) during temporary periods of portfolio restructuring. Such instruments may include commercial paper of domestic corporations, certificates of deposit, repurchase agreements, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the United States Government, its instrumentalities or its agencies.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND STOCK INDEX FUTURES


    CALL OPTIONS ON STOCK. The Fund may, from time to time, write call options on its portfolio securities. The Fund may only write call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.



    The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.


    Generally, the investment adviser intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the investment adviser will generally not write listed covered call options when it anticipates that the market values of the Fund's portfolio securities will increase.

    One reason for the Fund to write call options is as part of a "sell discipline." If the investment adviser decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, the Fund could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the stock at that higher price.

    In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the investment adviser, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

    PUT OPTIONS ON STOCK. The Fund may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

    Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because the investment adviser believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the stock at a lower price.

    If, prior to the exercise of a put option, the investment adviser determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.


    At the time a put option is written, the Fund will be required to establish, and will maintain until the put is exercised or has expired, a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put option.



    STOCK INDEX OPTIONS. Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash or liquid securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.



    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or liquid securities equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.



    STOCK INDEX FUTURES. The Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.


    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," provided all of the Fund's commodity futures or commodity options transactions constitute BONA FIDE hedging transactions within the meaning of the CFTC's regulations. The Fund will use stock index futures and options on futures as described herein in a manner consistent with this requirement.


    RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The Fund, and thus the investor, may lose money if the Fund is unsuccessful in its use of these strategies.


    RISKS OF OPTIONS ON INDICES. The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.


    SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures."


    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.


    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.



    ADDITIONAL RISKS OF PURCHASING OTC OPTIONS. In addition to those risks described in the Prospectus under "Investment Objectives and Policies -- Hedging and Return Enhancement Strategies -- Options Transactions," OTC Options are subject to certain additional risks. It is not possible to effect a closing transaction in OTC options in the same manner as listed options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the holder must agree to the termination of the OTC option and may be unable or unwilling to do so on terms acceptable to the writer. In any event, a cancellation, if agreed to, may require the writer to pay a premium to the counterparty. Although it does not eliminate counterparty risk, the Fund may be able to eliminate the market risk of an option it has written by writing or purchasing an offsetting position with the same or another counterparty. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively offset an existing position.



    OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933 and, as a result, are generally subject to substantial legal and contractual limitations on sale. As a result, there is no secondary market for OTC options and the SEC staff has taken the position that OTC options held by an investment company, as well as securities used to cover OTC options written by one, are illiquid securities, unless the Fund and its counterparty have provided for the Fund at its option to unwind the option. Such provisions ordinarily involve the payment by the Fund to the counterparty to compensate it for the economic loss caused by an early termination. In the absence of a negotiated unwind provision, the Fund may be unable to terminate its obligation under a written option or to enter into an offsetting transaction eliminating its market risk.



    There are currently legal and regulatory limitations on the Fund's purchase or sale of OTC options. These limitations are not fundamental policies of the Fund and the Fund's obligation to comply with them could be changed without approval of the Fund's shareholders in the event of modification or elimination of such laws or regulations in the future.



    There can be no assurance that the Fund's use of OTC options will be successful and the Fund may incur losses in connection with the purchase and sale of OTC options.



RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS



    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged.



    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.



    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.



    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).



    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.



    The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.



    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.



RISKS OF TRANSACTIONS IN FUTURES CONTRACTS



    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the prices of equity securities or in currency or group of currencies, the price of a futures contract may move more or less than the price of the equity securities or currencies being hedged. Therefore, a contract forecast of equity prices, currency rates, market trends or international political trends by the Manager or Subadviser may still not result in a successful hedging transaction.



    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market or an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that equity prices or the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.



    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exception is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTE's) regulations. The Fund will use stock index futures and currency futures and options on futures in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for income enhancement and risk assignment purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidiation value of the Fund's total assets.



    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting equity securities and currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.



    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


ILLIQUID SECURITIES


    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.


    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

PORTFOLIO TURNOVER


    The Fund anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances. For the years ended September 30, 1995 and 1996, the Fund's portfolio turnover rate was 64% and 53%, respectively.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    (1) With respect to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the value of its total assets in securities of any one issuer.

    (2) Purchase more than 10% of the outstanding voting securities of any one issuer.


    (3) Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.



    (4) Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.



    (5) Purchase or sell commodities or commodity futures contracts, except that transactions in foreign currency financial futures contracts and forward contracts and related options are not considered to be transactions in commodities or commodity contracts.



    (6) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.



    (7) Purchase securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.



    (8) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of the total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign currency exchange contracts and financial futures contracts and related options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.



    (9) Make loans of money or securities, except by the purchase of debt obligations in which the Fund may invest consistently with its investment objective and policies or by investment in repurchase agreements.



    (10) Make short sales of securities except short sales against-the-box.



    (11) Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)



    (12) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in disposing of a portfolio security.



    (13) Invest for the purpose of exercising control or management of any other issuer.



    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS


                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS+ AND AGE                    WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (71)            Director                        President and Director of BMC Fund, Inc., a closed-end investment company; prior thereto, Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc.; Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; President and Director
                                                                 of First Financial Fund, Inc. and The High Yield Plus Fund, Inc.
Delayne Dedrick Gold (58)       Director                        Marketing and Management Consultant.
*Robert F. Gunia (49)           Vice President and Director     Acting CFO, Prudential Investments (since September 1996), Chief
                                                                 Administrative Officer (since July 1990), Director (since
                                                                 January 1989), Executive Vice President, Treasurer and Chief
                                                                 Financial Officer of PMF; Senior Vice President (since March
                                                                 1987) of Prudential Securities; Director (since June 1987) of
                                                                 PMFS; Vice President and Director of The Asia Pacific Fund, Inc.
                                                                 (since May 1989).
Donald D. Lennox (77)           Director                        Chairman (since February 1990) and Director (since April 1989) of
                                                                 International Imaging Materials, Inc. (thermal transfer ribbon manufacturer); Retired Chairman, Chief Executive Officer and
                                                                 Director of Schlegel Corporation (industrial manufacturing)
                                                                 (March 1987-February 1989); Director of Gleason Corporation,
                                                                 Personal Sound Technologies, Inc.
Douglas H. McCorkindale (57)    Director                        Vice Chairman, Gannett Co. Inc. (publishing and media) (since
                                                                 March 1984); Director of Gannett Co. Inc., Frontier Corporation,
                                                                 Continental Airlines, Inc.
*Mendel A. Melzer (35)          Director                        Chief Investment Officer (since September 1996) of Prudential
                                                                 Investments; formerly Chief Financial Officer (November 1995 to
                                                                 September 1996) of Prudential Investments; Senior Vice President
                                                                 and Chief Financial Officer of Prudential Preferred Financial
                                                                 Services (April 1993-November 1995); Managing Director of
                                                                 Prudential Investment Advisors (April 1991-April 1993); Senior
                                                                 Vice President of Prudential Capital Corporation (July
                                                                 1989-April 1991).
Thomas T. Mooney (54)                                           President of the Greater Rochester Metro Chamber of Commerce;
                                                                 former Rochester City Manager; Trustee of Center for
                                                                 Governmental Research, Inc.; Director of Blue Cross of
                                                                 Rochester, Monroe County Water Authority, Rochester Jobs, Inc.,
                                                                 Executive Service Corps of Rochester, Monroe County Industrial
                                                                 Development Corporation, Northeast Midwest Institute, The
                                                                 Business Council of New York State, First Financial Fund, Inc.
                                                                 and The High Yield Plus Fund, Inc.
Stephen P. Munn (54)            Director                        Chairman (since January 1994), Director and President (since
101 South Salina Street                                          1988) and Chief Executive Officer (1988-December 1993) of
Syracuse, NY                                                     Carlisle Companies Incorporated (manufacturer of industrial products).

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS+ AND AGE                    WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
*Richard A. Redeker (53)        President and Director          President, Chief Executive Officer and Director (since October
                                                                 1993), PMF; Executive Vice President, Director and Member of the
                                                                 Operating Committee (since October 1993), Prudential Securities;
                                                                 Director (since October 1993) of Prudential Securities Group,
                                                                 Inc.; Executive Vice President, The Prudential Investment
                                                                 Corporation (since July 1994); Director (since January 1994) of
                                                                 Prudential Mutual Fund Distributors, Inc. (PMFD) and Prudential
                                                                 Mutual Fund Services, Inc. (PMFS); formerly Senior Executive
                                                                 Vice President and Director of Kemper Financial Services, Inc.
                                                                 (September 1978-September 1993); Director of The Global
                                                                 Government Plus Fund, Inc., The Global Total Return Fund, Inc.
                                                                 and The High Yield Income Fund, Inc.

Robin B. Smith (57)             Director                        Chairman (since August 1996), Chief Executive Officer (since
                                                                 January 1988) and formerly President (1981-1996) of Publishers
                                                                 Clearing House; Director of BellSouth Corporation, The Omnicom
                                                                 Group, Inc., Texaco Inc., Spring Industries Inc., First
                                                                 Financial Fund, Inc. and The High Yield Plus Fund, Inc.

Louis A. Weil, III (55)         Director                        Publisher and Chief Executive Officer, Phoenix Newspapers, Inc.
120 East Van Buren                                               (since August 1991); Director of Central Newspapers, Inc. (since
Phoenix, AZ                                                      September 1991); prior thereto, Publisher of Time Magazine (May
                                                                 1989-March 1991); formerly, President, Publisher and Chief
                                                                 Executive Officer, The Detroit News (February
                                                                 1986-August 1989); formerly member of the Advisory Board, Chase
                                                                 Manhattan Bank-Westchester; Director of The Global Government
                                                                 Plus Fund,Inc.

Clay T. Whitehead (57)          Director                        President, National Exchange Inc. (new business development firm)
                                                                 (since May 1983).

Eugene S. Stark (38)            Treasurer and Principal         First Vice President (since January 1990) of PMF; First Vice
                                 Financial and                   President of Prudential Securities (since January 1992).
                                 Accounting Officer

Stephen M. Ungerman (42)        Assistant Treasurer             First Vice President of PMF (since February 1993). Prior thereto,
                                                                 Senior Tax Manager at Price Waterhouse.

S. Jane Rose (50)               Secretary                       Senior Vice President (since January 1991) and Senior Counsel and
                                                                 First Vice President (June 1987-December 1990) of PMF; Senior
                                                                 Vice President, and Senior Counsel of Prudential Securities
                                                                 (since July 1992); formerly, Vice President and Associate
                                                                 General Counsel of Prudential Securities.


------------
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

+ Unless otherwise indicated, the address is 100 Mulberry Street, Newark, New Jersey.



    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Fund pays each of its Directors who is not an affiliated person of PMF annual compensation of $6,000, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $200 per year.

    Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.


    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended September 30, 1996 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1995.


                               COMPENSATION TABLE


                                                                                                                    TOTAL
                                                                         PENSION OR                             COMPENSATION
                                                                         RETIREMENT                               FROM FUND
                                                         AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL        AND FUND
                                                       COMPENSATION   AS PART OF TRUST      BENEFITS UPON       COMPLEX PAID
                  NAME AND POSITION                      FROM FUND        EXPENSES           RETIREMENT          TO TRUSTEES
-----------------------------------------------------  -------------  -----------------  -------------------  -----------------
Edward D. Beach -- Director                                   None             None                 N/A       $  183,500(22/43)*
Delayne Dedrick Gold -- Director                         $   6,200             None                 N/A       $  183,250(24/45)*
Donald D. Lennox -- Director                                  None             None                 N/A       $   86,250(10/22)*
Douglas H. McCorkindale -- Director                           None             None                 N/A       $   63,750(7/10)*
Thomas T. Mooney -- Director                             $   6,000             None                 N/A       $   39,375(6/8)*
Stephen P. Munn -- Director                              $   6,000             None                 N/A       $   39,375(6/8)*
Robin B. Smith -- Director                                    None             None                 N/A       $  100,741(10/19)*
Louis A. Weil, Ill -- Director                           $   6,000             None                 N/A       $   93,750(11/16)*
Clay T. Whitehead -- Director                                 None             None                 N/A       $   35,500(4/5)*


------------------------
*Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


    As of November 3, 1996, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.



    As of November 3, 1996, the only beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest was: Robert I. Orestein, P.O. Box 2009, Peck Slip Station, New York, NY, who held 10,528 Class C shares (8.1%).



    As of November 3, 1996, Prudential Securities was the record holder for other beneficial owners of 7,052,591 Class A shares (or 41% of the outstanding Class A shares), 18,605,128 Class B shares (or 70% of the outstanding Class B shares) and 85,773 Class C shares (or 66% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER


    The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund Is Managed--Manager" in the Prospectus. As of October 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of September 30, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.



    PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has two wholly-owned subsidiaries: Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.


    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .70 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended September 30, 1996.


    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution fees.


    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 9, 1996 and by shareholders of the Fund on April 28, 1988.



    For the fiscal years ended September 30, 1996, 1995 and 1994, the Fund paid management fees to PMF of $4,336,587, $3,676,126 and $3,484,730 respectively.


    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.


    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 9, 1996, and by shareholders of the Fund on April 28, 1988.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Manager and Subadviser are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide--more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

                                  DISTRIBUTOR

    Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292 (Prudential Securities or PSI), acts as the distributor of shares of the Fund.


    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expense of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus. Prudential Securities also incurs the expense of distributing the Fund's Class Z shares, none of which are paid for or reimbursed by the Fund.



    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 6, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 8, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc.
(NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to.75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 9, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.



    CLASS A PLAN. For the fiscal year ended September 30, 1996, PSI received payments of $557,727 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 1996, PSI also received approximately $307,200 in initial sales charges.



    CLASS B PLAN. For the fiscal year ended September 30, 1996, Prudential Securities received $3,556,358 from the Fund under the Class B Plan and spent approximately $2,425,800 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately $19,600 (0.8%) was spent on printing and mailing of prospectuses to other than current shareholders; $584,300 (24.1%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $1,821,900 (75.1%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($769,400 or 31.7%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($1,052,500 or 43.4%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other incidental expenses relating to branch promotion of Fund shares.


    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended September 30, 1996, Prudential Securities received approximately $775,100 in contingent deferred sales charges.



    CLASS C PLAN. For the fiscal year ended September 30, 1995, Prudential Securities received $28,600 under the Class C Plan and spent approximately $18,200 in distributing Class C shares. Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide-- How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended September 30, 1996, Prudential Securities received approximately $1,270 in contingent deferred sales charges.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The restated Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 9, 1996. On November 3, 1995, the Directors approved the transfer of the Distribution Agreement for Class A shares from PMFD to PSI



    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of $5,000,000 in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.


    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, options on securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the "Subadviser." Purchases and sales of securities or futures contracts on a securities exchange or board of trade are effected through brokers or futures commission merchants who charge a commission for their services. Orders may be directed to any broker or futures commission merchant, including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order. In placing orders for portfolio securities or futures contracts of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities or commodities exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may  be affected  by  options written  or held  by  the Manager  and  other
investment   advisory  clients  of  the  Manager.  An  exchange  may  order  the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended September 30, 1996.



                                            FISCAL YEAR ENDED SEPTEMBER 30,
                                              1996        1995        1994
                                            --------    --------    --------
Total brokerage commissions paid by the
 Fund...................................    $954,560    $1,055,207  $1,222,849
Total brokerage commissions paid to
 Prudential Securities..................    $  0        $  0        $ 11,325
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................           0%          0%        .93%



    The Fund did not effect any transactions through Prudential Securities during the fiscal year ended September 30, 1996. Of the total brokerage commissions paid by the Fund for the fiscal year ended September 30, 1996, $777,243 (74% of gross brokerage transactions) was paid to firms which provided research, statistical or other services provided to PMF. PMF has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other service.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service expenses, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the Fund's net asset value at September 30, 1996, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share...................  $   15.30
Maximum sales charge (5% of offering price)..............................        .81
                                                                           ---------
Offering price to public.................................................  $   16.11
                                                                           ---------
                                                                           ---------
CLASS B
Net asset value, offering price and redemption price per Class B
 share*..................................................................  $   14.49
                                                                           ---------
                                                                           ---------
CLASS C
Net asset value, offering price and redemption price per Class C
 share*..................................................................  $   14.49
                                                                           ---------
                                                                           ---------
CLASS Z
Net asset value, offering price and redemption price per Class Z
 share**.................................................................  $   15.32
                                                                           ---------
                                                                           ---------

        --------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.
        ** Class Z shares did not exist prior to March 1, 1996.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).



    For purposes of the Investment Letter of Intent, shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.



    A Letter of Intent, in the case of an Investment Letter of Intent, permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



    PSI must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or Participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION
Death                                    A  copy of the  shareholder's death certificate or,
                                         in the case  of a  trust, a copy  of the  grantor's
                                         death   certificate,  plus  a  copy  of  the  trust
                                         agreement identifying the grantor.
Disability  -  An  individual  will  be  A  copy of the Social Security Administration award
considered disabled  if  he or  she  is  letter   or  a  letter  from  a  physician  on  the
unable to  engage  in  any  substantial  physician's letterhead stating that the shareholder
gainful   activity  by  reason  of  any  (or, in  the  case  of a  trust,  the  grantor)  is
medically   determinable   physical  or  permanently disabled. The letter must also indicate mental impairment which can be expected  the date of disability.
to  result  in  death   or  to  be   of
long-continued and indefinite duration.
Distribution  from  an  IRA  or  403(b)  A copy of the distribution form from the  custodial
Custodial Account                        firm  indicating  (i)  the  date  of  birth  of the
                                         shareholder and (ii) that  the shareholder is  over
                                         age    59    1/2   and    is   taking    a   normal
                                         distribution--signed by the shareholder.
Distribution from Retirement Plan        A letter signed  by the plan  administrator/trustee
                                         indicating the reason for the distribution.
Excess Contributions                     A  letter from the shareholder  (for an IRA) or the
                                         plan administrator/ trustee  on company  letterhead
                                         indicating  the amount of the excess and whether or
                                         not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                CONTINGENT DEFERRED SALES CHARGE
                              AS A PERCENTAGE OF DOLLARS INVESTED
                                     OR REDEMPTION PROCEEDS
   YEAR SINCE PURCHASE     ------------------------------------------
      PAYMENT MADE         $500,001 TO $1 MILLION    OVER $1 MILLION
-------------------------  -----------------------   ----------------
First....................                       3.0%               2.0%
Second...................                       2.0%               1.0%
Third....................                       1.0%               0%
Fourth and thereafter....                       0%                 0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The following  money  market  funds  participate in  the  Class  A  Exchange
Privilege:


       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc.
       Prudential Tax-Free Money Fund, Inc.



    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the

Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege is not a right and may be modified, terminated or suspended at any time, and any fund, including the Fund, or PSI, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                                 $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years..........................................................   $     110    $     165    $     220    $     275
20 Years..........................................................         176          264          352          440
15 Years..........................................................         296          444          592          740
10 Years..........................................................         555          833        1,110        1,388
 5 Years..........................................................       1,371        2,057        2,742        3,428
See "Automatic Savings Accumulation Plan."

------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.
    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."


    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

          TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS              PERSONAL
MADE OVER:                 SAVINGS       IRA
------------------------  ----------  ----------
10 years................  $   26,165  $   31,291
15 years................      44,675      58,649
20 years................      68,109      98,846
25 years................      97,780     157,909
30 years................     135,346     244,692
------------------------
  (1)  The chart is  for illustrative purposes  only and does  not represent the performance of the  Fund or  any specific  investment. It  shows taxable  versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS


    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.


    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends (if any) which will differ by approximately the amount of the distribution or service fee expense accrual differential among the classes.


                            PERFORMANCE INFORMATION


    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total return for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended September 30, 1996 was 7.71%, 15.08% and 14.32%, respectively. The average annual total return for Class B shares for the one, five and ten year periods ended on September 30, 1996 was 7.56%, 15.25% and 12.78%, respectively. The average annual total return for Class C shares for the one year and since inception period (August 1, 1994) ended September 30, 1996 was 11.56% and 17.63%, respectively. The Class Z average annual return from March 1, 1996 to September 30, 1996 is 11.91% (not annualized).


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended on September 30, 1996 was 13.38%, 112.54% and 157.61%, respectively. The aggregate total return for Class B shares for the one, five and ten year periods ended on September 30, 1996 was 12.56%, 104.37% and 233.20%, respectively. The aggregate total return for Class C shares for the one year and since inception period (August 1, 1994) ended September 30, 1996 was 12.56% and 42.13%, respectively. The Class Z aggregate total return from March 1, 1996 to September 30, 1996 is 11.91% (not annualized).


    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where: a=dividends and interest earned during the period.
     b=expenses accrued for the period (net of reimbursements).
     c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d=the maximum offering price per share on the last day of the period.


    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)
                         -------------------------------------------------------
                                  PERFORMANCE
                                  COMPARISON OF DIFFERENT
                                  TYPES OF INVESTMENTS
                                  OVER THE LONG TERM
                                  (1/1926 - 12/1994)

                                    [CHART]

------------
(1)Source: Ibbotson Associates STOCKS, BONDS, BILLS AND INFLATION--1995 YEARBOOK
           (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                                     TAXES

    The Fund expects to pay dividends of net investment income, if any, semi-annually. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.


    The Fund  is  qualified and  intends  to  remain qualified  as  a  regulated investment company under Subchapter M of the Internal Revenue Code. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) be derived from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) the Fund derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities). In addition, in order not to be subject to federal income tax, the Fund must distribute to its shareholders as ordinary dividends at least 90% of its net investment income other than net capital gains earned in each year. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by the Fund which is subject to tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in such prior year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year. (The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is expected that the Fund will not be subjected to the excise tax.)


    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.


    Certain futures contracts and certain listed options held by the Fund will be required to be "marked to market" for federal income tax purposes, I.E., treated as having been sold at their fair market value on the last day of the Fund's taxable year (referred to as Section 1256 Contracts). 60% of any gain or loss recognized on actual or deemed sales of such Section 1256 Contracts will be treated as long-term capital gain or loss, and 40% of such gain or loss will be treated as short-term capital gain or loss. Under the "straddle" rules, the Fund may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any unrecognized gain on offsetting positions held by the Fund. In addition, the Fund's holding period in any position held as a part of a straddle may be reduced, and the Fund's ability to acquire or hold such positions may therefore be limited by the 30% of gross income test described above. Other special rules may apply to positions held as part of a straddle; in particular, the deductibility of interest or other charges incurred to purchase or carry such positions will be subject to limitations.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares, if any, will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable with the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Dividends and distributions may also be subject to state and local taxes.

    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes on certain income and gains realized by the Fund. Under proposed Treasury regulations, the Fund would be able to avoid such taxes and interest by electing to "mark-to-market" its investments in PFICs (I.E., treat them as sold for fair market value at the end of the year).

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.


               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS


    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund Is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended September 30, 1996, the Fund incurred fees of approximately $978,000 for the services of PMFS.


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity examines the Fund's annual financial statements.

PORTFOLIO OF INVESTMENTS AS OF
SEPTEMBER 30, 1996                         PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

SHARES       DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--87.4%
COMMON STOCKS--87.0%
---------------------------------------------------------------
AEROSPACE/DEFENSE--1.0%
 147,800     Precision Castparts Corp.             $  7,168,300
---------------------------------------------------------------
AUTOMOTIVE--1.1%
  49,800     Dura Automotive Systems, Inc. (a)          927,525
 238,200     Strattec Security Corp. (a)              3,453,900
 169,800     Walbro Corp.                             3,226,200
                                                   ------------
                                                      7,607,625
---------------------------------------------------------------
CHEMICALS--1.0%
 331,900     Agrium, Inc. (Canada)                    4,506,580
 225,400     Spartech Corp.                           2,169,475
                                                   ------------
                                                      6,676,055
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.7%
 146,100     Black Box Corp. (a)                      4,821,300
---------------------------------------------------------------
COMPUTER HARDWARE--0.5%
  83,700     Western Digital Corp. (a)                3,358,463
---------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--0.6%
  10,900     Software Spectrum, Inc. (a)                327,000
  49,800     Sterling Software, Inc. (a)              3,803,475
                                                   ------------
                                                      4,130,475
---------------------------------------------------------------
CONSUMER SERVICES--0.9%
 117,700     Pittston Brink's Group                   3,692,837
  84,750     Regis Corp.                              2,203,500
   4,100     Right Management Consultants, Inc.
                (a)                                      99,425
                                                   ------------
                                                      5,995,762
---------------------------------------------------------------
CONTAINERS & PACKAGING--2.5%
 208,400     ACX Technologies, Inc. (a)               3,620,950
 360,200     Applied Extrusion Technologies (a)       3,286,825
 143,900     Ball Corp.                            $  3,525,550
 429,800     U.S. Can Corp. (a)                       6,930,525
                                                   ------------
                                                     17,363,850
---------------------------------------------------------------
COSMETICS & SOAPS--0.5%
  71,500     Block Drug Co., Inc. Cl. A               3,208,563
---------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES--0.5%
 442,681     Healthdyne, Inc. (a)                     3,707,453
---------------------------------------------------------------
ELECTRICAL UTILITIES--0.4%
 113,000     TNP Enterprises, Inc.                    2,796,750
---------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.4%
 230,900     Belden, Inc.                             6,696,100
 263,200     Woodhead Industries, Inc.                3,322,900
                                                   ------------
                                                     10,019,000
---------------------------------------------------------------
ELECTRONICS--10.5%
 234,100     Augat, Inc.                              4,974,625
 209,500     Berg Electronics Corp. (a)               5,708,875
 216,600     Burr-Brown Corp. (a)                     4,332,000
 281,100     Continental Circuits Corp. (a)           3,302,925
 233,900     ITI Technologies, Inc. (a)               8,244,975
  63,300     Kemet Corp. (a)                          1,273,913
 472,700     Marshall Industries (a)                 14,240,087
 817,800     Methode Eletronics, Inc. Cl. A          15,231,525
 570,900     Pioneer Standard Electronics, Inc.       6,422,625
 266,000     Wyle Electronics                         8,545,250
                                                   ------------
                                                     72,276,800
---------------------------------------------------------------
ENGINEERING & CONSTRUCTION--0.6%
 144,900     Baker (Michael) Corp. (a)                  724,500
  92,000     Valmont Industries, Inc.                 3,139,500
                                                   ------------
                                                      3,864,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-30

PORTFOLIO OF INVESTMENTS AS OF
SEPTEMBER 30, 1996                         PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

SHARES       DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
ENVIRONMENTAL SERVICES--0.5%
 248,270     BHA Group, Inc. Cl. A                 $  3,599,915
---------------------------------------------------------------
FINANCIAL SERVICES--5.0%
  71,000     Banctec, Inc. (a)                        1,482,125
 146,500     Capital Re Corp.                         5,567,000
 157,100     Enhance Financial Services Group,
                Inc.                                  5,184,300
 237,900     Financial Security Assurance
                Holdings, Ltd.                        7,018,050
 233,900     Finova Group, Inc.                      14,034,000
  64,100     McDonald & Co. Investments, Inc.         1,554,425
                                                   ------------
                                                     34,839,900
---------------------------------------------------------------
FOOD & BEVERAGE--0.7%
 495,600     Michaels Foods, Inc.                     5,141,850
---------------------------------------------------------------
FOOD DISTRIBUTION--2.5%
 400,700     JP Foodservice, Inc. (a)                 9,516,625
 136,400     Riser Foods, Inc.                        3,546,400
 295,300     Rykoff-Sexton, Inc.                      4,244,937
                                                   ------------
                                                     17,307,962
---------------------------------------------------------------
FOOD/DRUG RETAIL--2.3%
 325,400     Eckerd Corp. (a)                         9,111,200
 353,400     Thrifty Payless Holdings, Inc. Cl.
                B                                     6,582,075
                                                   ------------
                                                     15,693,275
---------------------------------------------------------------
FOREST PRODUCTS--0.3%
  91,950     Wausau Paper Mills Co.                   1,770,038
---------------------------------------------------------------
FURNITURE--0.8%
 367,900     Furniture Brands International,
                Inc. (a)                              5,380,538
---------------------------------------------------------------
GAS DISTRIBUTION--0.8%
 152,614     KN Energy, Inc.                          5,379,644
---------------------------------------------------------------
HOSPITAL MANAGEMENT--2.8%
 197,600     Physician Corp. of America (a)        $  2,395,900
 235,200     Sierra Health Services, Inc. (a)         8,085,000
 335,200     Universal Health Services, Inc.
                Cl. B (a)                             9,134,200
                                                   ------------
                                                     19,615,100
---------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.3%
 328,900     Libbey, Inc.                             8,674,737
 311,900     Premark International, Inc.              5,887,113
  48,000     The Rival Co.                            1,056,000
                                                   ------------
                                                     15,617,850
---------------------------------------------------------------
HOUSING RELATED--0.4%
 560,050     Fedders Corp. Cl. A                      2,870,256
---------------------------------------------------------------
INSURANCE--4.5%
 135,700     Allied Group, Inc.                       5,224,450
 130,800     Allmerica Financial Corp.                4,251,000
 299,000     AmVestors Financial Corp.                4,260,750
 115,900     Equitable of Iowa Companies (a)          4,809,850
 253,400     Philadelphia Consolidated Holding
                Corp. (a)                             5,384,750
 266,500     Poe & Brown, Inc.                        6,396,000
  17,400     Security-Connecticut Life
                Insurance Co.                           545,925
                                                   ------------
                                                     30,872,725
---------------------------------------------------------------
LEISURE--0.7%
 177,600     WMS Industries Inc.                      4,795,200
---------------------------------------------------------------
LODGING/GAMING--0.8%
 388,500     Red Roof Inns, Inc. (a)                  5,293,313
---------------------------------------------------------------
MACHINERY--4.1%
 181,700     Allied Products Corp.                    4,542,500
 231,200     Blount International, Inc. Cl. A         7,774,100
 226,700     Measurex Corp.                           5,979,212
 285,200     Pfeiffer Vacuum Technology AG (a)        4,384,950
 116,100     Roper Industries                         5,485,725
                                                   ------------
                                                     28,166,487

--------------------------------------------------------------------------------
B-31                                          See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS OF
SEPTEMBER 30, 1996                         PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

SHARES       DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
MEDIA--1.9%
   4,000     Central Newspapers, Inc. Cl. A        $    152,500
 516,400     Century Communications Corp. Cl. A
                (a)                                   3,873,000
 330,000     Granite Broadcasting Corp. (a)           4,702,500
 166,300     TCA Cable TV, Inc.                       4,282,225
                                                   ------------
                                                     13,010,225
---------------------------------------------------------------
METALS-NON FERROUS--1.3%
 392,900     Brush Wellman, Inc.                      7,563,325
  89,500     Chase Brass Industries, Inc. (a)         1,555,062
                                                   ------------
                                                      9,118,387
---------------------------------------------------------------
MISCELLANEOUS INDUSTRIAL--9.9%
  77,000     Apogee Enterprises Inc.                  2,695,000
 362,725     Bearings, Inc.                          10,246,981
 107,400     Carlisle Companies, Inc.                 5,960,700
 244,100     Figgie International, Inc. Cl. A
                (a)                                   3,280,094
 185,800     Graco, Inc.                              3,483,750
 142,000     Greenfield Industries, Inc.              3,408,000
 250,000     Jason, Inc. (a)(b) (cost
                $2,200,000; purchase
                date-1/21/94)                         1,870,313
 212,182     Mark IV Industries, Inc.                 4,614,958
 215,100     Penn Engineering & Manufacturing
                Corp.                                 3,764,250
 230,100     Pentair, Inc.                            6,097,650
 422,100     Regal Beloit Corp.                       7,017,412
  89,000     Robbins & Myers, Inc.                    2,013,625
 242,600     Rofin Sinar Technologies, Inc. (a)       2,638,275
 116,800     Standex International Corp.              3,504,000
 381,400     United Dominion Industries, Ltd.
                (Canada)                              7,628,000
                                                   ------------
                                                     68,223,008
---------------------------------------------------------------
NURSING HOMES--0.9%
 314,900     GranCare, Inc. (a)                       6,061,825
---------------------------------------------------------------
OIL & GAS EXPLORATION/PRODUCTION--3.9%
 168,800     Mitchell Energy & Development Corp.
                Class A                               3,186,100
 306,850     Mitchell Energy & Development Corp.
                Class B                            $  6,021,931
 122,100     Newpark Resources, Inc. (a)              4,441,388
 179,800     Parker & Parsley Petroleum Co.           4,697,275
 181,900     Santa Fe Energy Resources, Inc.(a)       2,592,075
 196,700     Vintage Petroleum, Inc.                  5,778,062
                                                   ------------
                                                     26,716,831
---------------------------------------------------------------
PRINTING--0.5%
 279,700     Big Flower Press Holdings, Inc. (a)      3,531,213
---------------------------------------------------------------
RAILROADS--2.0%
 219,400     Kansas City Southern Industries,
                Inc.                                  9,379,350
  48,800     Tranz Rail Holdings Ltd. (a)               707,600
 173,800     Varlen Corp.                             3,877,912
                                                   ------------
                                                     13,964,862
---------------------------------------------------------------
REGIONAL BANKS--0.8%
 199,000     Community First Bankshares, Inc.         4,676,500
  18,200     Interwest Bancorp, Inc.                    536,900
                                                   ------------
                                                      5,213,400
---------------------------------------------------------------
RETAIL--0.8%
 250,900     Waban, Inc. (a)                          5,739,338
---------------------------------------------------------------
SAVINGS & LOANS--1.9%
 195,600     Astoria Financial Corp.                  5,672,400
 106,400     Downey Financial Corp.                   2,686,600
 184,000     RCSB Financial, Inc.                     4,922,000
                                                   ------------
                                                     13,281,000
---------------------------------------------------------------
SPECIALTY CHEMICALS--3.4%
 224,000     Cabot Corp.                              6,244,000
 149,600     Cambrex Corp.                            5,067,700
 379,000     Lilly Industries, Inc. Cl. A             6,300,875
 247,500     Rogers Corp. (a)                         6,094,687
                                                   ------------
                                                     23,707,262

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-32

PORTFOLIO OF INVESTMENTS AS OF
SEPTEMBER 30, 1996                         PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

SHARES       DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
STEEL - PRODUCERS--1.8%
 182,800     Huntco, Inc. Cl. A                    $  3,244,700
 349,000     Quanex Corp.                             9,379,375
                                                   ------------
                                                     12,624,075
---------------------------------------------------------------
TRANSPORTATION--0.8%
 162,700     Trinity Industries, Inc.                 5,430,113
---------------------------------------------------------------
TRANSPORTATION-ROAD & RAIL--1.1%
 404,750     Pittston Burlington Group. (a)           7,336,094
---------------------------------------------------------------
TRUCKING & SHIPPING--5.3%
 239,950     Air Express International Corp.          6,778,587
 228,000     Expeditors International of
                Washington, Inc.                      8,037,000
 130,200     GATX Capital Corp. (a)                   6,086,850
 381,200     Harper Group, Inc.                       7,814,600
 361,700     Interpool, Inc.                          7,595,700
                                                   ------------
                                                     36,312,737
                                                   ------------
             Total common stocks
                (cost $495,041,491)                 599,608,819
                                                   ------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
CORPORATE BOND--0.4%
$  2,679     Robbins & Myers, Inc.,
                Convertible,
                6.50%, 9/1/03
                (Misc. Industrial) (cost
                $2,679,000)                        $  2,729,231
                                                   ------------
             Total long-term investments
                (cost $497,720,491)                 602,338,050
                                                   ------------
SHORT-TERM INVESTMENT--13.5%
---------------------------------------------------------------
REPURCHASE AGREEMENT
  92,840     Joint Repurchase Agreement Account,
                5.72%, 10/1/96
                (cost $92,840,000; Note 5)           92,840,000
                                                   ------------
---------------------------------------------------------------
TOTAL INVESTMENTS--100.9%
             (cost $590,560,491; Note 4)            695,178,050
             Liabilities in excess of other
                assets--(0.9%)                       (6,172,670)
                                                   ------------
             Net Assets--100%                      $689,005,380
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Private placement restricted as to resale; includes registration rights under which the Fund may demand registration by the issuer.
--------------------------------------------------------------------------------
B-33                                          See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES        PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

ASSETS                                                                                                       SEPTEMBER 30, 1996
                                                                                                             ------------------
Investments, at value (cost $590,560,491)..............................................................         $695,178,050
Cash...................................................................................................               52,276
Receivable for investments sold........................................................................            4,562,867
Receivable for Fund shares sold........................................................................            1,045,876
Dividends and interest receivable......................................................................              464,706
Deferred expenses and other assets.....................................................................               17,675
                                                                                                             ------------------
   Total assets........................................................................................          701,321,450
                                                                                                             ------------------
LIABILITIES
Payable for Fund shares reacquired.....................................................................            7,605,082
Payable for investments purchased......................................................................            3,618,734
Management fee payable.................................................................................              384,683
Distribution fee payable...............................................................................              354,612
Accrued expenses.......................................................................................              352,959
                                                                                                             ------------------
   Total liabilities...................................................................................           12,316,070
                                                                                                             ------------------
NET ASSETS.............................................................................................         $689,005,380
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................         $    464,321
   Paid-in capital in excess of par....................................................................          490,638,478
                                                                                                             ------------------
                                                                                                                 491,102,799
   Accumulated net realized gain on investments........................................................           93,285,022
   Net unrealized appreciation on investments..........................................................          104,617,559
                                                                                                             ------------------
Net assets, September 30, 1996.........................................................................         $689,005,380
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
   Net asset value and redemption price per share
      ($237,305,703 DIVIDED BY 15,511,493 shares of common stock issued and outstanding)...............               $15.30
   Maximum sales charge (5.0% of offering price).......................................................                  .81
                                                                                                             ------------------
   Maximum offering price to public....................................................................               $16.11
                                                                                                             ------------------
                                                                                                             ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($378,861,340 DIVIDED BY 26,149,425 shares of common stock issued and outstanding)...............               $14.49
                                                                                                             ------------------
                                                                                                             ------------------
Class C:
   Net asset value, offering price and redemption price per share
      ($4,322,587 DIVIDED BY 298,351 shares of common stock issued and outstanding)....................               $14.49
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($68,515,750 DIVIDED BY 4,472,853 shares of common stock issued and outstanding).................               $15.32
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-34

PRUDENTIAL SMALL COMPANIES FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                   YEAR ENDED
NET INVESTMENT INCOME                          SEPTEMBER 30, 1996
                                               ------------------
Income
   Dividends (net of foreign withholding
      taxes of $20,133).....................      $  5,778,821
   Interest.................................         3,902,287
                                               ------------------
      Total income..........................         9,681,108
                                               ------------------
Expenses
   Management fee...........................         4,336,587
   Distribution fee--Class A................           557,727
   Distribution fee--Class B................         3,556,358
   Distribution fee--Class C................            27,862
   Transfer agent's fees and expenses.......         1,188,000
   Reports to shareholders..................           250,000
   Custodian's fees and expenses............           140,000
   Registration fees........................           101,000
   Audit fee................................            46,000
   Legal fees...............................            30,000
   Directors' fees..........................            24,200
   Miscellaneous............................             2,903
                                               ------------------
      Total expenses........................        10,260,637
                                               ------------------
Net investment loss.........................          (579,529)
                                               ------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment
   transactions.............................        96,387,630
Net change in unrealized appreciation of
   investments..............................       (17,952,802)
                                               ------------------
Net gain on investments.....................        78,434,828
                                               ------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS...................      $ 77,855,299
                                               ------------------
                                               ------------------


PRUDENTIAL SMALL COMPANIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

INCREASE (DECREASE)                   YEAR ENDED SEPTEMBER 30,
IN NET ASSETS                           1996             1995
                                    -------------    ------------
Operations
   Net investment loss............  $    (579,529)   $ (1,279,828)
   Net realized gain on
      investments.................     96,387,630      29,417,664
   Net change in unrealized
      appreciation of
      investments.................    (17,952,802)     83,509,332
                                    -------------    ------------
   Net increase in net assets
      resulting from operations...     77,855,299     111,647,168
                                    -------------    ------------
Net equalization credits..........             --       1,510,164
                                    -------------    ------------
Distributions from net realized
   capital gains (Note 1)
   Class A........................    (11,343,132)     (6,672,537)
   Class B........................    (17,645,142)    (28,252,159)
   Class C........................        (93,369)        (23,735)
                                    -------------    ------------
                                      (29,081,643)    (34,948,431)
                                    -------------    ------------
Fund share transactions (net of
   conversion) (Note 6)
   Net proceeds from shares
      sold........................    594,169,971     369,521,600
   Net asset value of shares
      issued in reinvestment of
      distributions...............     27,854,955      33,299,692
   Cost of shares reacquired......   (587,442,637)   (404,229,931)
                                    -------------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................     34,582,289      (1,408,639)
                                    -------------    ------------
Total increase....................     83,355,945      76,800,262
NET ASSETS
Beginning of year.................    605,649,435     528,849,173
                                    -------------    ------------
End of year.......................  $ 689,005,380    $605,649,435
                                    -------------    ------------
                                    -------------    ------------

--------------------------------------------------------------------------------
B-35                                          See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------
Prudential Small Companies Fund, Inc., formerly Prudential Growth Opportunity Fund, Inc. (the "Fund"), is registered under the Investment Company Act of
1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth, consistent with reasonable risk, by investing in a carefully selected portfolio of common stocks having prospects of a high return on equity, increasing earnings, increasing dividends and price-earnings ratios which are not excessive.

------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS : Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

EQUALIZATION: Effective October 1, 1995, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $1,954,545 of undistributed net investment income at September 30, 1995, resulting from equalization, was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments by $579,529 for net operating losses during the fiscal year ended September 30, 1996. Net investment income, net realized gains and net assets were not affected by this change.
--------------------------------------------------------------------------------
                                                                            B-36

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Mutual Fund Management LLC ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. ("PMFD"), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996 Prudential Securities Incorporated ("PSI") became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B, Class C and Class Z shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets under the Class B and C Plans of both the Class B and Class C shares, respectively, for the year ended September 30, 1996.

PMFD and PSI have advised the Fund that they have received approximately $287,200 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 1996. From these fees, PMFD and PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to sales persons and incurred other distribution costs.

PSI has advised the Fund that for the year ended September 30, 1996, it received approximately $775,100 and $1,300, respectively, in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PMFD is a wholly-owned sudsidiary of PMF; PSI, PMF and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended September 30, 1996, the Fund incurred fees of approximately $978,000 for the services of PMFS. As of September 30, 1996, approximately $87,000 of such fees were due to PMFS. Transfer agent fees and expenses in Statement of Operations include certain out-of-pocket expenses paid to non-affliates.

------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1996 were $290,760,085 and $312,681,087, respectively.

The federal income tax basis of the Fund's investments at September 30, 1996 was $590,614,165 and, accordingly, net unrealized appreciation for federal income tax purposes was $104,563,885 (gross unrealized appreciation--$116,642,822 gross unrealized depreciation--$12,078,937).

------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of Sepember 30, 1996, the Fund had a 9.29% undivided interest in the joint account. The undivided interest for the Fund represents $92,840,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.72%, in the principal amount of $333,000,000, repurchase price $333,052,910, due 10/1/96. The value of the collateral including accrued interest was $339,757,925.
--------------------------------------------------------------------------------
B-37

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------
J.P. Morgan Securities, Inc., 5.70%, in the principal amount of $109,000,000, repurchase price $109,017,258, due 10/1/96. The value of the collateral including accrued interest was $111,181,257.

Goldman Sachs & Co.,Inc. 5.70%, in the principal amount of $333,000,000, repurchase price $333,052,725, due 10/1/96. The value of the collateral including accrued interest was $339,860,615.

Smith Barney, Inc., 5.75%, in the principal amount of $224,000,000, repurchase price $224,035,778, due 10/1/96. The value of the collateral including accrued interest was $228,481,010.

------------------------------------------------------------
NOTE 6. CAPITAL

The Fund currently offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 1, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock for the years ended September 30, 1996 and 1995 were as follows:

CLASS A                                SHARES         AMOUNT
-----------------------------------  -----------   -------------
Year ended September 30, 1996:
Shares sold........................   30,393,176   $ 429,242,812
Shares issued in reinvestment of
  distributions....................      835,885      10,983,529
Shares reacquired..................  (29,632,995)   (419,271,484)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    1,596,066      20,954,857
Shares issued upon conversion from
  Class B..........................    1,312,309      18,909,540
Shares reacquired upon conversion
  into Class Z.....................   (4,480,718)    (61,296,301)
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (1,572,343)  $ (21,431,904)
                                     -----------   -------------
                                     -----------   -------------

CLASS A                                SHARES         AMOUNT
-----------------------------------  -----------   -------------
Year ended September 30, 1995:
Shares sold........................   16,264,230   $ 199,059,220
Shares issued in reinvestment of
  distributions....................      614,029       6,502,568
Shares reacquired..................  (16,750,855)   (207,402,318)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      127,404      (1,840,530)
Shares issued upon conversion from
  Class B..........................    8,645,131      97,904,973
                                     -----------   -------------
Net increase in shares
  outstanding......................    8,772,535   $  96,064,443
                                     -----------   -------------
                                     -----------   -------------

CLASS B
-----------------------------------
Year ended September 30, 1996:
Shares sold........................   10,646,908   $ 141,359,376
Shares issued in reinvestment of
  distributions....................    1,340,218      16,779,529
Shares reacquired..................  (11,138,852)   (146,886,969)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      848,274      11,251,936
Shares reacquired upon conversion
  into Class A.....................   (1,382,405)    (18,909,540)
                                     -----------   -------------
Net decrease in shares
  outstanding......................     (534,131)  $  (7,657,604)
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1995:
Shares sold........................   14,302,262   $ 168,922,003
Shares issued in reinvestment of
  distributions....................    2,601,937      26,773,935
Shares reacquired..................  (16,720,969)   (196,352,189)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      183,230        (656,251)
Shares reacquired upon conversion
  into Class A.....................   (8,999,868)    (97,904,973)
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (8,816,638)  $ (98,561,224)
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                                                            B-38

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

CLASS C                                SHARES         AMOUNT
-----------------------------------  -----------   -------------
Year ended September 30, 1996:
Shares sold........................      403,369   $   5,378,137
Shares issued in reinvestment of
  distributions....................        7,340          91,897
Shares reacquired..................     (226,306)     (3,018,680)
                                     -----------   -------------
Net increase in shares
  outstanding......................      184,403   $   2,451,354
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1995:
Shares sold........................      129,738   $   1,540,377
Shares issued in reinvestment of
  distributions....................        2,254          23,189
Shares reacquired..................      (40,456)       (475,424)
                                     -----------   -------------
Net increase in shares
  outstanding......................       91,536   $   1,088,142
                                     -----------   -------------
                                     -----------   -------------

CLASS Z
-----------------------------------
March 1, 1996(a) through September
  30, 1996:
Shares sold........................    1,257,435   $  18,189,646
Shares reacquired..................   (1,265,300)    (18,265,504)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................       (7,865)        (75,858)
Shares issued upon conversion from
  Class A..........................    4,480,718      61,296,301
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,472,853   $  61,220,443
                                     -----------   -------------
                                     -----------   -------------
---------------
(a) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------
B-39

FINANCIAL HIGHLIGHTS                       PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

                                                                       CLASS A
                                              ----------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                              ----------------------------------------------------------
                                                1996         1995         1994        1993        1992
                                              --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year........    $  14.18     $  12.40     $  13.06     $ 11.25     $ 10.16
                                              --------     --------     --------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................         .04          .05        --            .03         .02
Net realized and unrealized gain on
   investment transactions................        1.75         2.57          .13        3.14        1.47
                                              --------     --------     --------     -------     -------
   Total from investment operations.......        1.79         2.62          .13        3.17        1.49
                                              --------     --------     --------     -------     -------
LESS DISTRIBUTIONS
Distributions from net realized capital
   gains..................................        (.67)        (.84)        (.79)      (1.36)       (.40)
                                              --------     --------     --------     -------     -------
Net asset value, end of year..............    $  15.30     $  14.18     $  12.40     $ 13.06     $ 11.25
                                              --------     --------     --------     -------     -------
                                              --------     --------     --------     -------     -------
TOTAL RETURN(b):..........................       13.38%       23.29%        1.13%      30.42%      15.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............    $237,306     $242,231     $103,078     $94,842     $44,845
Average net assets (000)..................    $223,091     $174,449     $ 97,877     $69,801     $36,011
Ratios to average net assets:
   Expenses, including distribution
      fees................................        1.24%        1.33%        1.33%       1.17%       1.33%
   Expenses, excluding distribution
      fees................................         .99%        1.08%        1.09%        .97%       1.13%
   Net investment income..................         .33%         .30%         .00%        .26%        .19%
For Class A, B, C and Z shares:
   Portfolio turnover.....................          53%          64%          82%         68%         99%
   Average commission rate paid per
      share...............................    $  .0515          N/A          N/A         N/A         N/A

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-40

FINANCIAL HIGHLIGHTS                       PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

                                                                        CLASS B
                                              ------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                              --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year........    $  13.56     $  11.99     $  12.74     $  11.08     $  10.11
                                              --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.......................        (.06)        (.06)        (.09)        (.06)        (.07)
Net realized and unrealized gain on
   investment transactions................        1.66         2.47          .13         3.08         1.44
                                              --------     --------     --------     --------     --------
   Total from investment operations.......        1.60         2.41          .04         3.02         1.37
                                              --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Distributions from net realized capital
   gains..................................        (.67)        (.84)        (.79)       (1.36)        (.40)
                                              --------     --------     --------     --------     --------
Net asset value, end of year..............    $  14.49     $  13.56     $  11.99     $  12.74     $  11.08
                                              --------     --------     --------     --------     --------
                                              --------     --------     --------     --------     --------
TOTAL RETURN(b):..........................       12.56%       22.37%         .34%       29.40%       14.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............    $378,861     $361,873     $425,502     $376,068     $172,018
Average net assets (000)..................    $355,636     $349,929     $399,920     $278,659     $154,601
Ratios to average net assets:
   Expenses, including distribution
      fees................................        1.99%        2.08%        2.09%        1.97%        2.13%
   Expenses, excluding distribution
      fees................................         .99%        1.08%        1.09%         .97%        1.13%
   Net investment loss....................        (.42)%       (.51)%       (.76)%       (.54)%       (.61)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
B-41                                          See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS                       PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

                                                                       CLASS C                                   CLASS Z
                                              ---------------------------------------------------------     -----------------
                                                                                            AUGUST 1,           MARCH 1,
                                                      YEAR                  YEAR             1994(d)             1996(e)
                                                      ENDED                 ENDED            THROUGH             THROUGH
                                                  SEPTEMBER 30,         SEPTEMBER 30,     SEPTEMBER 30,       SEPTEMBER 30,
                                                      1996                  1995              1994                1996
                                              ---------------------     -------------     -------------     -----------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period......           $ 13.56               $ 11.99           $ 11.61             $ 13.69
                                                       -----                 -----             -----              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)..............              (.06)                 (.06)             (.01)                .05
Net realized and unrealized gain on
   investment transactions................              1.66                  2.47               .39                1.58
                                                       -----                 -----             -----              ------
   Total from investment operations.......              1.60                  2.41               .38                1.63
                                                       -----                 -----             -----              ------
LESS DISTRIBUTIONS
Distributions from net realized capital
   gains..................................              (.67)                 (.84)            --                  --
                                                       -----                 -----             -----              ------
Net asset value, end of period............           $ 14.49               $ 13.56           $ 11.99             $ 15.32
                                                       -----                 -----             -----              ------
                                                       -----                 -----             -----              ------
TOTAL RETURN(b):..........................             12.56%                22.37%             3.19%              11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........           $ 4,323               $ 1,545           $   269             $68,516
Average net assets (000)..................           $ 2,786               $   784           $   179             $66,228
Ratios to average net assets:
   Expenses, including distribution
      fees................................              1.99%                 2.08%             2.22%(c)             .99%(c)
   Expenses, excluding distribution
      fees................................               .99%                 1.08%             1.22%(c)             .99%(c)
   Net investment income (loss)...........              (.42)%                (.46)%            (.31)%(c)            .58%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         B-42

REPORT OF INDEPENDENT ACCOUNTANTS          PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Prudential Small Companies Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small Companies Fund, Inc., formerly Prudential Growth Opportunity Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
November 25, 1996


FEDERAL INCOME TAX INFORMATION             PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1996) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended September 30, 1996, the Fund paid distributions from net realized short-term capital gains of $.211 per Class A, Class B and Class C shares, which are fully taxable as ordinary income, and $.457 per Class A, Class B and Class C shares from net realized long-term capital gains, which are taxable as such. Further, we wish to advise you that 62% of the ordinary income dividends paid in the fiscal year ended September 30, 1996 qualified for the corporate dividends received deduction available to corporate taxpayers.

In January 1997, you will be advised on Internal Revenue Service Form 1099 DIV or substitute 1099 as to the federal tax status of the dividends received by you in calendar year 1996. The amounts that will be reported on such Form 1099 DIV or substitute will be the amounts to use on your 1996 federal income tax return and probably will differ from the amounts which we must report for the Fund's fiscal year ended September 30, 1996.
--------------------------------------------------------------------------------
B-43

                   APPENDIX A--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX B--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

                                    [CHART]
Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class of any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                                                                                               YTD
                                           '87     '88     '89      '90      '91     '92     '93      '94     9/95
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
 TREASURY
 BONDS(1)                                   2.0%    7.0%    14.4%     8.5%   15.3%    7.2%   10.7%     (3.4)% 13.2%
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
 MORTGAGE
 SECURITIES(2)                              4.3%    8.7%    15.4%    10.7%   15.7%    7.0%    6.8%     (1.6)% 13.1%
---------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
 CORPORATE
 BONDS(3)                                   2.6%    9.2%    14.1%     7.1%   18.5%    8.7%   12.2%     (3.9)% 16.5%
---------------------------------------------------------------------------------------------------------------
U.S.
 HIGH YIELD
 CORPORATE
 BONDS(4)                                   5.0%   12.5%     0.8%    (9.6)%  46.2%   15.8%   17.1%     (1.0)% 15.6%
---------------------------------------------------------------------------------------------------------------
WORLD
 GOVERNMENT
 BONDS(5)                                  35.2%    2.3%    (3.4)%   15.3%   16.2%    4.8%   15.1%      6.0%  17.1%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
 AND LOWEST RETURN PERCENT                 33.2    10.2     18.8     24.9    30.9    11.0    10.3       9.9    4.0

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1985 through 1994. It does not represent the performance of any Prudential Mutual Fund.

                                    [CHART]

Source: Morgan Stanley Capital International (MSCI) and
Lipper Analytical New Applications. Used with permission.
Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical
$10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.
This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard
& Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                    [CHART]
Source: Morgan Stanley Capital International, December 1994.
Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley
Capital International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

            This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [CHART]

            ---------------------------------------------------------------

            Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long- term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS:

    (1) The Financial Statements in Parts A and B, as applicable, to this Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 2-68723).


        Financial Highlights for the ten year period ended September 30, 1996 (Part A).



        Portfolio of Investments at September 30, 1996 (Part B).



        Statement of Assets and Liabilities at September 30, 1996 (Part B).



        Statement of Operations for the year ended September 30, 1996 (Part B).



        Statement of Changes in Net Assets for the years ended September 30, 1995 and 1996 (Part B).


        Notes to Financial Statements (Part B).


        Financial Highlights for each of the five years ended September 30, 1996 (Part B).


        Report of Independent Accountants (Part B).

(B) EXHIBITS:

     1. (a) Amended and Restated Articles of Incorporation. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1993 (File No. 2-68723).

        (b) Articles of Amendment. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).


        (c) Articles of Amendment.*


     2. Amended and Restated By-Laws. Incorporated by reference to Exhibit 2(d) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A via EDGAR filed on November 29, 1993 (File No. 2-68723).

     4. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR filed on November 29, 1993 (File No. 2-68723).

     5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management Inc. Incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-68723).

        (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-68723).


     6. Restated Distribution Agreement.*


     8. Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment 14 to the Registration Statement on Form N-1A (File No. 2-68723).

     9. Transfer Agency Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated January 1, 1988. Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 2-68723).


    10. Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit No. 10 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-68723).


    11. Consent of Independent Accountants.*

    13. Purchase Agreement. Incorporated by reference to Exhibit No. 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-68723).

    15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).

        (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).

        (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).

    16. (a) Schedule of Computation of Performance Quotations. Incorporated by reference to Exhibit No. 16 to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A (File No. 2-68723).

        (b) Schedule of Computation of 30-day yield. Incorporated by reference to Exhibit No. 16(b) to Post-Effective Amendment 17 to the Registration Statement on Form N-1A via EDGAR filed on November 29, 1993 (File No. 2-68723).


    17. Financial Data Schedule.*


    18.   Rule  18f-3  Plan.   Incorporated  by  reference   to  Exhibit  18  to
       Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on October 20, 1995 (File No. 2-68723).

------------------------
 *Filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    As of November 3, 1996 there were 33,736, 52,950, 465 and 86 record holders of Class A, Class B, Class C and Class Z common stock, $.01 par value per share, of the Registrant, respectively.


ITEM 27.  INDEMNIFICATION.


    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6 to the Registration Statement), PSI of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management LLC (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.



    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


    (a) Prudential Mutual Fund Management LLC


    See "How the Fund is Managed" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.



NAME AND ADDRESS      POSITION WITH PMF                                       PRINCIPAL OCCUPATIONS
--------------------  ----------------------------------------------------------------------------------------------------------
Stephen P. Fisher     Senior Vice President       Senior Vice President, PMF; Senior Vice President, Prudential Securities
Frank W. Giordano     Executive Vice President,   Executive Vice President, General Counsel, Secretary and Director, PMF; Senior
                      General Counsel, Secretary    Vice President, Prudential Securities; Director, Prudential Mutual Fund
                      and Director                  Services, Inc. (PMFS)
Robert F. Gunia       Executive Vice President,   Acting CFO, Prudential Investments; Executive Vice President, Chief Financial
                      Chief Financial and           and Administrative Officer, Treasurer and Director, PMF; Senior Vice
                      Administrative Officer,       President, Prudential Securities; Director, PMFS
                      Treasurer and Director
Timothy J. O'Brien    Director                    Chief Executive Officer and Director, PMFS; Director, PMF
Raritan Plaza One
Edison, N.J. 08837
S. Jane Rose          Senior Vice President,      Senior Vice President, Senior Counsel and Assistant Secretary, PMF; Senior
                      Senior Counsel and Assistant   Vice President and Senior Counsel, Prudential Securities
                      Secretary


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Subadviser" in the Prospectus constituting Part A of this Registration Statement and "Subadviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS           POSITION WITH PIC                           PRINCIPAL OCCUPATIONS
-------------------------  ---------------------  ----------------------------------------------------------------
William M. Bethke          Senior Vice President  Senior Vice President, Prudential; Senior Vice President, PIC
Two Gateway Center
Newark, NJ 07102
John D. Brookmeyer, Jr.    Senior Vice President  Senior Vice President, Prudential; Senior Vice President and
51 JFK Parkway             and Director             Director, PIC
Short Hills, NJ 07078

Eric A. Simonson           Vice President and     Vice President and Director, PIC; Executive Vice President,
                           Director                 Prudential

Claude J. Zinngrabe, Jr.   Executive Vice         Vice President, Prudential; Executive Vice President, PIC
                           President



ITEM 29.  PRINCIPAL UNDERWRITER.



    (a) Prudential Securities Incorporated


    Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Short-Intermediate Term Series), Prudential Jennison Fund, Inc., The Target Portfolio Trust, for Class B and Class C shares of Prudential Allocation Fund,

Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except New York Money Market Series, Connecticut Money Market Series, Massachusetts Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential
Structured Maturity Fund, Inc., Prudential U.S. Government Fund, Prudential Utility Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund) and The BlackRock Government Income Trust. Prudential Securities is also a depositor for the following unit investment trusts:

                      Corporate Investment Trust Fund
                      Prudential Equity Trust Shares
                      National Equity Trust
                      Prudential Unit Trusts
                      Government Securities Equity Trust
                      National Municipal Trust


    (b) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.


                                POSITIONS AND                                                            POSITIONS AND
                                OFFICES WITH                                                             OFFICES WITH
NAME*                           UNDERWRITER                                                              REGISTRANT
------------------------------  -----------------------------------------------------------------------  --------------
Robert C. Golden..............  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Alan D. Hogan.................  Executive Vice President, Chief Administrative Officer and Director      None
George A. Murray..............  Executive Vice President and Director                                    None
Leland B. Paton ..............  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292

                                POSITIONS AND                                                            POSITIONS AND
                                OFFICES WITH                                                             OFFICES WITH
NAME*                           UNDERWRITER                                                              REGISTRANT
------------------------------  -----------------------------------------------------------------------  --------------
Vincent T. Pica, II...........  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Hardwick Simmons..............  Chief Executive Officer, President and Director                          None
Lee B. Spencer................  General Counsel, Executive Vice President, Secretary and Director        None

------------------------
* The address of each person named in One Seaport Plaza, New York, NY 10292 unless otherwise indicated.



    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, Newark, New Jersey 07102, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Three
Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.


ITEM 31.  MANAGEMENT SERVICES.

    Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed-- Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS.


    The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York, on the 12th day of December, 1996.



                       PRUDENTIAL SMALL COMPANIES FUND, INC.



                       By         /s/ Richard A. Redeker
     ---------------------------------------------------------------------------



                              RICHARD A. REDEKER, PRESIDENT



    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



             SIGNATURE                          TITLE                  DATE
------------------------------------  --------------------------------------------

                /s/ Eugene S.
               Stark                  Treasurer and Principal    December 12, 1996
------------------------------------    Financial and Accounting
            EUGENE S. STARK             Officer
                /s/ Edward D.
               Beach
------------------------------------  Director                   December 12, 1996
            EDWARD D. BEACH
            /s/ Delayne Dedrick
                Gold
------------------------------------  Director                   December 12, 1996
         DELAYNE DEDRICK GOLD
                /s/ Robert F.
               Gunia
------------------------------------  Director                   December 12, 1996
            ROBERT F. GUNIA
                /s/ Donald D.
               Lennox
------------------------------------  Director                   December 12, 1996
           DONALD D. LENNOX
                /s/ Douglas
            McCorkindale
------------------------------------  Director                   December 12, 1996
         DOUGLAS MCCORKINDALE
                /s/ Mendel A.
               Melzer
------------------------------------  Director                   December 12, 1996
           MENDEL A. MELZER
            /s/ Thomas T. Mooney
------------------------------------  Director                   December 12, 1996
           THOMAS T. MOONEY
               /s/ Stephen P.
                Munn
------------------------------------  Director                   December 12, 1996
            STEPHEN P. MUNN
               /s/ Richard A.
              Redeker
------------------------------------  President and Director     December 12, 1996
          RICHARD A. REDEKER
                 /s/ Robin B.
               Smith
------------------------------------  Director                   December 12, 1996
            ROBIN B. SMITH
              /s/ Louis A. Weil,
                III
------------------------------------  Director                   December 12, 1996
          LOUIS A. WEIL, III
                 /s/ Clay T.
             Whitehead
------------------------------------  Director                   December 12, 1996
           CLAY T. WHITEHEAD

                                 EXHIBIT INDEX

(B) EXHIBITS:

     1. (a) Amended and Restated Articles of Incorporation. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1993 (File No. 2-68723).

        (b) Articles of Amendment. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).


        (c) Articles of Amendment.*


     2. Amended and Restated By-Laws. Incorporated by reference to Exhibit 2(d) to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A via EDGAR filed on November 29, 1993 (File No. 2-68723).

     4. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR filed on November 29, 1993 (File No. 2-68723).

     5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management Inc. Incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-68723).

        (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-68723).


     6. Restated Distribution Agreement.*


     8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company, dated July 13, 1984, incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 2-68723).

        (b) Amended Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment 14 to the Registration Statement on Form N-1A (File No. 2-68723).

     9. Transfer Agency Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated January 1, 1988. Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 2-68723).


    10. Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit No. 10 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-68723).


    11. Consent of Independent Accountants.*

    13. Purchase Agreement. Incorporated by reference to Exhibit No. 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-68723).

    15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).

        (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).

        (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).

    16. (a) Schedule of Computation of Performance Quotations. Incorporated by reference to Exhibit No. 16 to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A (File No. 2-68723).

        (b) Schedule of Computation of 30-day yield. Incorporated by reference to Exhibit No. 16(b) to Post-Effective Amendment 17 to the Registration Statement on Form N-1A via EDGAR filed on November 29, 1993 (File No. 2-68723).


    17. Financial Data Schedule.*


    18.   Rule  18f-3  Plan.   Incorporated  by  reference   to  Exhibit  18  to
       Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on October 20, 1995 (File No. 2-68723).
------------------------
 *Filed herewith.